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                                                                    Exhibit 10.7

                              NET LEASE AGREEMENT

                                by and between


                         BORLAND INTERNATIONAL, INC.,
                            a Delaware corporation,
                                  as Landlord

                                      and

                             UNIDIRECT CORPORATION
                           a California corporation
                                   as Tenant
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                              NET LEASE AGREEMENT
                                (MULTI-TENANT)

     For and in consideration of the rentals, covenants, and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described Premises for the term, at the rental and subject to and upon all of the terms, covenants and agreements set forth in this Net Lease Agreement ("Lease"):

     1.   Summary of Lease Provisions.
          ---------------------------

          1.1  Tenant: UniDirect Corporation, a California corporation
("Tenant").

          1.2 Landlord: Borland International, Inc., a Delaware corporation ("Landlord").

          1.3  Date of Lease, for reference purposes only: July 29, 1996.

          1.4 Premises: That certain space hereinafter more particularly described, consisting of approximately sixteen thousand three hundred sixty-three (16,363), plus or minus rentable square feet, situated in the second floor of that certain building shown cross-hatched on the site plan attached hereto as Exhibit A and located at 1800 Green Hills Road in the City of Scotts Valley,
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County of Santa Cruz, State of California. (Paragraph 2.1)

          1.5 Term: Five (5) years, subject to three (3) consecutive one year options to extend (Paragraph 3 and Paragraph 44)

          1.6 Commencement Date: The earlier of (i) the date Tenant opens for business in the Premises, or (ii) September 15, 1996 (Paragraph 3)

          1.7 Ending Date: The date five (5) years following the Commencement Date, unless sooner terminated or extended pursuant to the terms of this Lease. (Paragraph 3)

          1.8 Rent: Rent shall be payable by Tenant during the initial Lease Term in accordance with the schedule below:

              Months                           NNN Rent/PSF/Month
              ------                           ------------------
              01 - 03                $0.00 per rentable square foot per month
              04 - 12                $1.02 per rentable square foot per month
              13 - 24                $1.02 per rentable square foot per month
              25 - 36                $1.06 per rentable square foot per month
              37 - 48                $1.08 per rentable square foot per month
              49 - 60                $1.12 per rentable square foot per month

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          1.9  Use of Premises: Telephone sales and marketing, storage and distribution, office and other legally related uses: (Paragraph 6)

          1.10 Tenant's percentage share of Common Area Charges: twenty-three and sixty-nine one hundredths percent (23.69%). (Paragraph 12)

          1.11 Security Deposit: Fifteen Thousand Dollars ($15,000) (Paragraph
5)

          1.12 Addresses for Notices:

               To Landlord:  Borland International, Inc.
                             100 Borland Way
                             Scotts Valley, CA 95066
                             Attn: Robert Kohn, Esq.

               To Tenant:    To the Premises, except that prior to the
                             Commencement Date notices shall be addressed to Tenant at:

                             UniDirect, Inc.
                             One Venture
                             Irvine, CA 92718
                             Attn: Robert Mason, CFO

          1.13 Nonexclusive Right to Use No More Than: sixty-six (66) parking spaces within the Common Area. (Paragraph 11.2)

          1.14 Summary Provisions in General. Parenthetical references in this
               -----------------------------
Paragraph 1 to other paragraphs in this Lease are for convenience of reference, and designate some of the other Lease paragraphs where applicable provisions are set forth. All of the terms and conditions of each such referenced paragraph shall be construed to be incorporated within and made a part of each of the above referring Summary of Lease Provisions. In the event of any conflict between any Summary of Lease Provision as set forth above and the balance of the Lease, the latter shall control.

     2.   Property Leased.
          ---------------

          2.1  Premises. Landlord hereby leases to Tenant and Tenant hereby
               --------
leases from Landlord upon the terms and conditions herein set forth, those certain premises ("Premises") referred to in Paragraph 1.4 above and shown cross-hatched on the floor plan attached hereto as Exhibit B. In addition,
                                                   ---------
Tenant shall have such rights in and to the Common Area (defined in Paragraph
11.1 below) as are more fully described in Paragraph 11.1 below.

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     The building in which the Premises are located is referred to herein as the
"Building." The "Land" shall mean and refer to all of the real property outlined in red on Exhibit A, and shall not be limited to the parcel of real property on
          ---------
which the Building is located (if the same is a separate legal parcel). Any reference in this Lease to the "Parcel" shall be deemed a reference to the Land. The Land, Building and any other building(s) or improvement(s) now or hereafter located on the Land are referred to herein collectively as the "Project."

     Landlord reserves the right to grant to tenants of the Project, and to the agents, employees, servants, invitees, contractors, guests, customers and representatives of such tenants or to any other user authorized by Landlord, the nonexclusive right to use the Land for pedestrian and vehicular ingress and egress and vehicular parking.

          2.2  Improvements. Tenant shall have the right to construct certain
               ------------
leasehold improvements in the Premises pursuant to the provisions of Exhibit C
                                                                     ---------
attached hereto and made a part hereof. Following execution of this Lease, Tenant shall have the right to access the Premises for the purpose of constructing or installing Tenant's leasehold improvements in the Premises pursuant to the terms of Exhibit C.
   ---------

          2.3  Acceptance of Premises. By taking possession of the Premises,
               ----------------------
subject to the representations and warranties set forth in this Section 2.3 below, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair and to have accepted the Premises in their condition existing as of the date Tenant takes possession of the Premises, subject to all applicable laws, covenants, conditions, restrictions, easements and other matters of public record and the reasonable rules and regulations from time to time promulgated by Landlord (and non-discriminatorily applied) governing the use of any portion of the Project (and further subject to Tenant's reservation of claims of latent defects and/or code compliance violations, if any, existing as of the Commencement Date). Tenant acknowledges that, except as otherwise expressly provided in this Paragraph 2.3 below, neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, the condition of the Building or Premises, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenant's intended use and that the Building and Premises meet all governmental requirements for such intended use. Landlord hereby represents and warrants that, to the best knowledge of Bruce Frager, Corporate Services Manager of Landlord, without inquiry or investigation, as of the date of execution of this Lease by Landlord, the interior and exterior of the Premises do not violate any ordinance, rule, code or regulation of any governmental agency and Landlord has not received any written notice of such a violation. If the Premises do not comply with the representation and warranty set forth in the immediately preceding sentence, Landlord shall, promptly after receipt of written notice from Tenant given within six months following the date of execution of this Lease and setting forth with specificity the nature and extent of such non-compliance, take such action, at Landlord's expense, as may be reasonably necessary to rectify the non-compliance. Tenant shall have no responsibility to cure or remedy any latent defects or code compliance violations with respect to the Premises existing as of the Commencement Date. Landlord further represents and warrants to Tenant that as of the date of

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execution of this Lease, the Premises, the universal backup power supply, the backup generator, the roof of the building in which the Premises are situated and the HVAC, electrical, plumbing and lighting systems within the Premises are in good working condition. In the event of any breach of the representation or warranty of Landlord set forth in the immediately preceding sentence, Landlord shall, promptly following receipt of written notice from Buyer setting forth with specificity the nature and extent of such breach, cure the same at Landlord's expense. If Tenant does not give Landlord written notice of such breach of such representation or warranty as to the Premises, the universal backup power supply, the backup generator, the roof of the building in which the Premises are situated, and/or the HYAC, electrical, plumbing and lighting systems within the Premises, as the case may be, within sixty (60) days following the execution of this Lease, then the cure or correction of such breach shall be the obligation of Tenant.

     3.   Term.
          ----

          3.1  Commencement Date. The term of this Lease ("Lease Term") shall be
               -----------------
for the period specified in Paragraph 1.5 above, commencing on the Commencement Date set forth in Paragraph 1.6 ("Commencement Date")

     When the Commencement Date, Ending Date, and such other dates become ascertainable, Landlord and Tenant shall specify the same in writing, in the form of the attached Exhibit D, which writing shall be deemed incorporated
                     ---------
herein. Tenant's failure to execute and deliver the letter attached hereto as Exhibit D within ten (10) days after Tenant receives written request from
- ---------
Landlord to do so (subject to any legitimate disagreement by Tenant with the terms thereof, which both parties shall use reasonable efforts to resolve) shall be a Default by Tenant hereunder. The expiration of the Lease Term (as the same may be extended pursuant to the terms of Paragraph 3.5 below) or sooner termination of this Lease is referred to herein as the "Lease Termination.

          3.2  Delay of Commencement Date. Landlord shall not be liable for any
               --------------------------
damage or loss incurred by Tenant for Landlord's failure for whatever cause to deliver possession of the Premises by a particular date (including the Commencement Date), nor shall this Lease be void or voidable on account of such failure to deliver possession of the Premises; provided that if Landlord does not deliver possession of the Premises to Tenant by the date five (5) days following the date this Lease is executed, Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within five (5) days thereafter, and Landlord and Tenant shall be relieved of their respective obligations hereunder.

          3.3  Early Occupancy. If Tenant takes possession of the Premises prior
               ---------------
to the Commencement Date, Tenant shall do so subject to all of the terms and conditions hereof except that Tenant shall not be obligated to pay Rent or Tenant's pro rata share of Common Area Charges prior to the Commencement Date.

          3.4  Tenant to Physically Occupy Premises. Tenant shall, no later than
               ------------------------------------
thirty (30) days after the Commencement Date, exercise reasonable, good faith efforts to go into actual physical occupancy of the Premises and open the Premises for business in accordance with the

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uses specified in Paragraph 6 below; provided, however, the date of Tenant's physical occupancy of the Premises shall in no event extend the Commencement Date, the Lease Termination date or the date the payment of Rentals hereunder commences. Time is of the essence.

          3.5  Option to Extend Lease Term. Landlord hereby grants to Tenant
               ---------------------------
three (3) options to extend the Lease Term for consecutive periods of one (1) year each (each such one year option period shall hereinafter be referred to as an "Extended Term" and together shall hereinafter be referred to as the "Extended Terms"), on the following terms and conditions:

               3.5.1 Tenant shall give Landlord written notice of its exercise of the applicable option to extend the Lease Term no earlier than nine
(9) months nor later than four (4) months before the date the Lease Term would end but for said exercise. Time is of the essence. Tenant may not exercise its second one year option to extend unless it has timely exercised its first one year option to extend, and Tenant may not exercise its third one year option to extend unless it has timely exercised its second one year option to extend.

               3.5.2 Tenant may not extend the Lease Term pursuant to this Paragraph 3.5 if Tenant is in default of any of its obligations under this Lease as of the date of Tenant's notice of exercise of the applicable option, or if Tenant shall have assigned or otherwise transferred its interest in this Lease and/or the Premises, whether or not Landlord's consent to such assignment or transfer has been given. If Tenant is in default beyond any applicable cure period under this Lease on the date that the applicable Extended Term is to commence, then Landlord may elect to terminate this Lease, notwithstanding any notice given by Tenant of an exercise of its option to extend and such exercise of Tenant's option to extend the Lease Term shall be void and of no force or effect.

               3.5.3 All terms and conditions of this Lease shall apply during the applicable Extended Term, except that the Rent for the applicable Extended Term shall be determined in accordance with Paragraph 4.4 below, Tenant shall have no further options to extend the Lease Term beyond the third Extended Term described above and Landlord shall have no obligation to contribute to the cost of any leasehold or tenant improvements constructed by Tenant, if any, during any Extended Term.

               3.5.4 Once Tenant delivers notice of its exercise of the option to extend the Lease Term, Tenant may not withdraw such exercise and, subject to the provisions of this Paragraph 3.5, such notice shall operate to extend the Lease Term. Upon the extension of the Lease Term pursuant to this Paragraph 3.5, the term "Lease Term" as used in this Lease shall thereafter include the applicable Extended Term and the Lease Termination date shall be the expiration date of the applicable Extended Term unless sooner terminated pursuant to the terms hereof

     4.   Rent.
          ----

          4.1  Rent. Tenant shall pay to Landlord as rent for the Premises
               ----
("Rent"), in advance, on the first day of each calendar month, commencing on the date specified in

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Paragraph 1.6 and continuing throughout the initial five year Lease Term the
Rent set forth in Paragraph 1.8 above.

     Rent shall be prorated, based on thirty (30) days per month, for any partial month during the Lease Term. Rent shall be payable without deduction, offset, prior notice or demand in lawful money of the United States to Landlord at the address herein specified for purposes of notice or to such other persons or such other places as Landlord may designate in writing. Concurrently with the execution of this Lease, Tenant shall deliver to Landlord the amount of Fifteen Thousand Dollars ($15,000), representing approximately one months' Rent, to be applied to the Rent due under the Lease for the fourth month following the Commencement Date.

          4.2  Late Charge. Tenant hereby acknowledges that late payment by
               -----------
Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, Tenant shall pay to Landlord, as Additional Rent (as defined in Paragraph 4.3 below), a late charge equal to six percent (6%) of any installment of Rent which is not received by Landlord within ten (10) days after written notice that such installment is past due; provided, however, if Tenant is delinquent in the payment of any installment of Rent more than two (2) times in any twelve (12) month period, Landlord shall be excused from delivering written notice of such delinquency as a condition to Tenant's obligation to pay the late charge described above. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any installment of Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay such installment of Rent when due, including without limitation the right to terminate this Lease. In the event any installment of Rent is not received by Landlord by the thirtieth
(30th) day after the due date for such installment, such installment shall bear interest at the annual rate set forth in Paragraph 34 below, commencing on the thirty-first (31st) day after the due date for such installment and continuing until such installment is paid in full.

          4.3  Additional Rent. All taxes, charges, costs and expenses and other
               ---------------
sums which Tenant is required to pay hereunder (together with all interest and charges that may accrue thereon in the event of Tenant's failure to pay the same), and all damages, costs and reasonable expenses which Landlord may incur by reason of any Default by Tenant shall be deemed to be additional rent hereunder ("Additional Rent"). Additional Rent shall accrue commencing on the Commencement Date. In the event of nonpayment by Tenant of any Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the nonpayment of Rent. The term "Rentals" as used in this Lease shall mean Rent and Additional Rent.

          4.4  Rent During Extended Term. If Tenant elects to extend the Lease
               -------------------------
Term pursuant to Paragraph 3.5 above, the annual Rent for each Extended Term shall be in an amount equal to ninety-five percent (95%) of the fair market rental value of the Premises in relation to market conditions at the time of the commencement of the applicable Extended Term (including,

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but not limited to, rental rates for comparable space with comparable tenant improvements and taking into consideration any adjustments to rent based upon direct costs (operating expenses) and taxes, load factors, financing charges, and/or cost of living or other rental adjustments; the relative strength of the tenants; the size of the space; and any other factors which affect market rental values at the time of the commencement of the applicable Extended Term); and provided further, that the monthly Rent for the applicable Extended Term shall in no event be lower than the monthly Rent payable immediately prior to the applicable Extended Term.

               4.4.1     Mutual Agreement. After timely receipt by Landlord of
                         ----------------
Tenant's notice of exercise of the option to extend the Lease Term, Landlord and Tenant shall have a period of fifteen (15) days in which to agree on the Rent for the applicable Extended Term. If Landlord and Tenant agree on said Rent during that period, they shall immediately execute an amendment to this Lease stating the Rent for the applicable Extended Term. If Landlord and Tenant are unable to agree on the Rent for the applicable Extended Term as aforesaid, the provisions of Paragraph 4.4.2 below shall apply.

               4.4.2     Appraisal. Within five (5) days after the expiration of
                         ---------
the fifteen (15) day period described in Paragraph 4.4.1 above, each party at its cost and by giving notice to the other party, shall appoint an M.A.I. real estate appraiser, with at least (5) years full-time commercial appraisal experience in Santa Clara County or Santa Cruz County, to appraise and set the fair market rental value of the Premises. If a party does not appoint an appraiser within five (5) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market rental value. The cost of such sole appraiser shall be borne equally by the parties. If two (2) appraisers are appointed by the parties as provided in this Paragraph 4.4.2, the two appraisers shall meet promptly in an attempt to set the fair market rental value. If they are unable to agree within twenty (20) days after the last appraiser has been appointed, then the two (2) appraisers shall attempt to select a third (3rd) appraiser meeting the qualifications stated in this Paragraph 4.4.2 within ten
(10) days after the last day the two (2) appraisers are given to set the fair market rental value. If they are unable to agree on the third (3rd) appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party, may apply to the presiding judge of the Superior Court of Santa Cruz County for the selection of a third (3rd) appraiser who meets the qualifications stated above. Each of the parties shall bear one-half (2) of the cost of appointing the third (3rd) appraiser and of paying the third (3rd) appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third appraiser, the majority of the appraisers shall set the fair market rental value. If the majority of the appraisers are unable to set the fair market rental value within said twenty (20) day period, the three
(3) appraisals shall be added together and the total divided by three (3); the resulting quotient shall be the fair market rental value and shall be deemed incorporated herein; provided, however, that if any appraisal differs from the median appraisal by an amount equal to more than ten percent (10%) of such median appraisal, that appraisal shall be disregarded, and the average of the remaining appraisals (or the remaining appraisal) shall be the fair market rental value. In establishing the fair market rental value, the appraiser or appraisers shall consider the reasonable market rental value for the highest and best use for the Premises (including, but not limited to, rental rates for comparable space with comparable tenant improvements and any adjustments to rent based upon direct costs (operating expenses) and taxes, load factors, financing charges, and/or cost of living or other rental adjustments; the relative strength of the Tenant; and the size of the space); without regard to the existence of this Lease but taking into consideration the triple net nature of this Lease. The appraiser shall have the right to include adjustments to the Rent during the Extended Term as part of the fair market rental value of the Premises.

     5.   Security Deposit. Concurrently with Tenant's execution of this Lease,
          ----------------
Tenant shall deposit with Landlord a security deposit ("Security Deposit") in the amount set forth in Paragraph 1.11 above. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of each and every term, covenant and condition of this Lease applicable to Tenant, and not as prepayment of Rent. If Tenant shall at any time fail to keep or perform any term, covenant or condition of this Lease applicable to Tenant, including without limitation, the payment of Rentals or those provisions requiring Tenant to repair damage to the Premises caused by Tenant or to surrender the Premises in the condition required pursuant to Paragraph 35 below, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit reasonably necessary for the payment of any amount which Landlord may spend by reason of Tenant's default or as necessary to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. In the event Landlord uses or applies any portion of the Security Deposit, Tenant shall, within five (5) business days after written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. Failure by Tenant to so remit funds shall be a Default by Tenant. Should Tenant comply with all of the terms, covenants and conditions of this Lease applicable to Tenant, the balance of the Security Deposit shall be returned to Tenant within fourteen (14) days after Lease Termination and surrender of the Premises by Tenant; provided, however, if any portion of the Security Deposit is to be applied to repair damages to the Premises caused by Tenant or Tenant's agents, to clean the Premises, or to remove alterations and restore the Premises pursuant to Paragraph 13.2 below, then the balance of the Security Deposit shall be returned to Tenant no later than thirty (30) days after the date Landlord receives possession of the Premises.

     6.   Use of Premises.
          ---------------

          6.1  Permitted Uses. Tenant shall use the Premises and the Common Area
               --------------
only in conformance with applicable governmental or quasi-governmental laws, statutes, orders, regulations, rules, ordinances and other requirements now or hereafter in effect (collectively, "Laws") and shall use the Premises solely for the purposes set forth in Paragraph 1.9 above, and for no other purpose without the prior written consent of Landlord, which consent may be given or withheld by Landlord in its sole discretion. Tenant acknowledges and agrees that Landlord has selected or will be selecting tenants for the Building in order to produce a mix of tenant uses compatible and consistent with the design integrity of the Building and with other business uses of the Building; provided, however, the selection of Building tenants shall be in Landlord's reasonable discretion and Landlord in making such selection shall not be deemed to be warranting that any use of the Building made by any such tenant is compatible or consistent with the design integrity of the Building or other uses of the Building. Any change in use of the Premises or the Common Area without the prior written consent of Landlord shall be a Default by Tenant.

          6.2  Tenant to Comply with Legal Requirements. Tenant shall, at its
               ----------------------------------------
sole cost, promptly comply with all Laws relating to or affecting Tenant's particular use or occupancy of the Premises or use of the Common Area, now in force, or which may hereafter be in force, including without limitation those relating to utility usage and load or number of permissible occupants or users of the Premises, whether or not the same are now contemplated by the parties; and with the requirements of any board of fire underwriters (or similar body now or hereafter constituted) relating to or affecting Tenant's particular or occupancy of the Premises or use of the Common Area. Tenant's obligations pursuant to this Paragraph 6.2 shall include, without limitation, maintaining or restoring the Premises and making structural and non-structural alterations and additions in compliance and conformity with all Laws and recorded documents (including, without limitation, alterations or additions to the Premises, Building or Common Area that are required pursuant to the requirements of Title III of the Americans with Disabilities Act of 1990, 42 U.S.C. section 12101 et. seq., and the regulations promulgated thereunder), each relating to Tenant's particular use or occupancy of the Premises during the Lease Term or alterations made to the Premises by Tenant. Any alterations or additions undertaken by Tenant pursuant to this Paragraph 6.2 shall be subject to the requirements of Paragraph 13.1 below. At Landlord's option, Landlord may make the required alteration, addition or change, and Tenant shall pay the cost thereof as Additional Rent. The foregoing notwithstanding, Landlord shall make any alteration or addition required by the applicable governmental agency or agencies having jurisdiction over the same to bring the Premises, the Building or the Common Area into compliance with legal requirements in effect at the time the Premises, any improvements installed in the Premises as of the date of this Lease by Landlord, the Building or the Common Area, respectively, were originally constructed.

     Tenant shall obtain prior to taking possession of the Premises any permits, licenses or other authorizations required for the lawful operation of its business at the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, regardless of whether Landlord is a party thereto or not, that Tenant has violated such Law or recorded document relating to Tenant's particular use or occupancy of the Premises or use of the Common Area shall be conclusive of the fact of such violation by Tenant.

          6.3  Prohibited Uses. Tenant and Tenant's agents shall not do or
               ---------------
permit anything to be done in or about the Premises or Common Area which will in any way obstruct or interfere with the rights of any other tenants of the Building, other authorized users of the Common Area, or occupants of neighboring property, or injure or annoy them. Tenant shall not conduct or permit any auction or sale open to the public to be held or conducted on or about the Premises or Common Area. Tenant and Tenant's agents shall not use or allow the Premises to be used for any unlawful, immoral or hazardous purpose or any purpose not permitted by this Lease, nor shall Tenant or Tenant's agents cause, maintain, or authorize any nuisance in, on or about the Premises. Tenant and Tenant's agents shall not do or authorize anything to be done in or about the Premises nor bring or keep anything in the Premises which will in any way increase the rate of any insurance upon any portion of the Project or any of its contents, or cause a cancellation of any insurance policy covering any portion of the Project or any of its contents, nor shall Tenant or

Tenant's agents keep, use or sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance. In the event the rate of any insurance upon any portion of the Project or any of its contents is increased because of Tenant's particular use of the Premises or that of Tenant's agents, Tenant shall pay, as Additional Rent, the full cost of such increase; provided, however this provision shall in no event be deemed to constitute a waiver of Landlord's right to declare a default hereunder by reason of the act or conduct of Tenant or Tenant's agents causing such increase or of any other rights or remedies of Landlord in connection therewith. Tenant and Tenant's agents shall not place any loads upon the floor, walls or ceiling of the Premises which would endanger the Building or the structural elements thereof or of the Premises, nor place any harmful liquids in the drainage system of the Building or Common Area. No waste materials or refuse shall be dumped.upon or authorized to remain upon any part of the Project except in enclosed trash containers designated for that purpose by Landlord. No materials, supplies, equipment, finished products (or semi-finished products), raw materials, or other articles of any nature shall be stored upon, or be authorized to remain on, any portion of the Project outside the Premises.

          6.4  Hazardous Materials. Neither Tenant nor Tenant's agents shall
               -------------------
authorize or cause the introduction, placement, use, storage, manufacture, transportation, release or disposition (collectively "Release") of any Hazardous Material(s) (defined below) on or about any portion of the Project without the prior written consent of Landlord, which consent may be withheld in the sole and absolute discretion of Landlord without any requirement of reasonableness in the exercise of that discretion. Notwithstanding the immediately preceding sentence to the contrary, Tenant may use customary quantities of the types of materials which are technically classified as Hazardous Materials but commonly used in domestic or office use to the extent not in an amount, which, either individually or cumulatively, would be a "reportable quantity" under any applicable Law. Tenant covenants that, at its sole cost and expense, Tenant will comply with all applicable Laws with respect to the Release by Tenant, its agents, employees, contractors or invitees of such permitted Hazardous Materials. Any Release beyond the scope allowed in this paragraph shall be subject to Landlord's prior consent, which may be withheld in Landlord's sole and absolute discretion, and shall require an amendment to the Lease in the event Landlord does consent which shall set forth the materials, scope of use, indemnification and any other matter required by Landlord in Landlord's sole and absolute discretion. Tenant covenants and agrees to promptly notify Landlord in writing of any Hazardous Materials that Tenant or its agents, employees or contractors discover or are notified of located or existing on, in or under the Premises, the Land, the Building, the Common Areas or the Project, or any portion thereof Tenant shall indemnify, defend and hold Landlord and Landlord's agents harmless from and against any and all claims, losses, damages, liabilities, or expenses arising in connection with the Release of Hazardous Materials in violation of Hazardous Materials Laws by Tenant, Tenant's agents or any other person using the Premises with Tenant's knowledge and consent or authorization. Tenant's obligation to defend, hold harmless and indemnity pursuant to this Paragraph 6.4 shall survive Lease Termination. The foregoing indemnity shall not apply to, and Tenant shall not be responsible for, the presence of Hazardous Materials on, under, or about the Premises, Building or Common Area to the extent caused by any third parties or by Landlord or Landlord's employees, agents, contractors or invitees.

     Landlord shall indemnify, defend and hold Tenant and Tenant's agents harmless from and against any and all claims, losses, damages, liabilities, or expenses arising in connection with the Release of Hazardous Materials in violation of Hazardous Materials Laws by Landlord or Landlord's agents, employees or other authorized representatives. Landlord's obligation to defend, hold harmless and indemnify pursuant to this Paragraph 6.4 shall survive Lease Termination. The foregoing indemnity shall not apply to, and Landlord shall not be responsible for, the presence of Hazardous Materials on, under, or about the Premises, Building or Common Area to the extent caused by any third parties or by Tenant or Tenant's employees, agents, contractors or invitees.

     As used in this Lease, the term "Hazardous Materials" means any chemical, substance, waste or material which has been or is hereafter determined by any federal, state or local governmental authority to be capable of posing risk of injury to health or safety, including without limitation, those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Hazardous Materials Transportation Act, as amended, and in the regulations promulgated pursuant to said laws; those substances defined as "hazardous wastes" in section 25 117 of the California Health & Safety Code, or as "hazardous substances" in section 253 16 of the California Health & Safety Code, as amended, and in the regulations promulgated pursuant to said laws; those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or designated by the Environmental Protection Agency (or any successor agency) as hazardous substances (see, e.g., 40 CFR Part 302 and amendments thereto); such
                      ---  ---
other substances, materials and wastes which are or become regulated or become classified as hazardous or toxic under any Laws, including without limitation the California Health & Safety Code, Division 20, and Title 26 of the California Code of Regulations; and any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to section 3 11 of the Clean Water Act of 1977, 33 U.S.C. sections 1251 et seq (33 U.S.C. ' 1321) or listed pursuant to
                        -- ---
section 307 of the Clean Water Act of 1977 (33 U.S.C. ' 1317), as amended; (v) flammable explosives; (vi) radioactive materials; or (vii) radon gas.

     Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect, investigate, sample and/or monitor the Premises, the Building and Common Area, including any soil, water, groundwater, or other sampling, to the extent reasonably necessary to determine whether Tenant is complying with the terms of this Lease with respect to Hazardous Materials. Unless a previous inspection has disclosed a violation by Tenant of the covenants contained in this Paragraph 6.4, such inspections, investigations, sampling and/or monitoring shall be performed not more often than semi-annually. In connection therewith, Tenant shall provide Landlord with reasonable access to all portions of the Premises; provided, however, that Landlord shall avoid any unreasonable interference with the operation of Tenant's business on the Premises. If an inspection by Landlord discloses a violation by Tenant of the covenants contained in this Paragraph 6.4, then all costs reasonably incurred by Landlord in performing such inspection, as well as future inspections, investigation, sampling and/or monitoring to determine the extent or remediation of such Hazardous Materials generated by Tenant or any of its agents, employees, contractors or authorized representatives shall be reimbursed by Tenant to Landlord as Additional Rent within ten (10) days after Landlord's demand for payment.

     Landlord shall be responsible, if required by the applicable governmental agency or agencies having jurisdiction over the clean up or remediation of Hazardous Materials on the Project, or any portion thereof, for the clean up or remediation, at no cost to Tenant, of any Hazardous Materials that exist on the Project, or any portion thereof, as of the date of execution of this Lease. Landlord hereby indemnifies and holds Tenant harmless from and against all clean up and remediation costs and expenses related to any and all Hazardous Materials that exist in , on or under the Project, or any portion thereof, as to the date of execution of this Lease. The foregoing indemnity and hold harmless obligation of Landlord shall not extend to or cover any damages or losses suffered or incurred by Tenant to the extent Tenant takes any action that exacerbates any Hazardous Materials condition existing as of the execution of this Lease.

     7.   Taxes.
          -----

          7.1   Personal Property Taxes. Tenant shall cause Tenant's trade
                -----------------------
fixtures, equipment, furnishings, furniture, merchandise, inventory, machinery, appliances and other personal property installed or located on the Premises (collectively the "personal property") to be assessed and billed separately from the Land and the Building. Tenant shall pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon or against Tenant's personal property. If any of Tenant's personal property shall be assessed with the Land or the Building, Tenant shall pay to Landlord, as Additional Rent, the amounts attributable to Tenant's personal property within thirty (30) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property. Tenant shall comply with the provisions of any Law which requires Tenant to file a report of Tenant's personal property located on the Premises.

          7.2   Other Taxes Payable Separately by Tenant. Tenant shall pay (or
                ----------------------------------------
reimburse Landlord, as Additional Rent, if Landlord is assessed), prior to delinquency or within thirty (30) days after receipt of Landlord's statement thereof, any and all taxes, levies, assessments or surcharges payable by Landlord or Tenant and relating to this Lease or the Premises (other than Landlord's net income, succession, transfer, gift, franchise, estate or inheritance taxes, and Taxes, as that term is defined in Paragraph 7.3.1 below, payable as a Common Area Charge), whether or not now customary or within the contemplation of the parties hereto, whether or not now in force or which may hereafter become effective, including but not limited to taxes:

                7.2.1 Upon, allocable to, or measured by the area of the Premises or the Rentals payable hereunder, including without limitation any gross rental receipts, excise, or other tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such Rentals;

                7.2.2 Upon or with respect to the use, possession occupancy, leasing, operation and management of the Premises or any portion thereof

               7.2.3 Upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

               7.2.4 Imposed as a means of controlling or the use of energy or any natural resource (including without limitation gas, electricity or water), including, without limitation, any parking taxes, levies or charges or vehicular regulations imposed by any governmental agency. Tenant shall also pay, prior to delinquency, all privilege, sales, excise, use, business, occupation, or other taxes, assessments, license fees, or charges levied, assessed or imposed upon Tenant's business operations conducted at the Premises.

     In the event any such taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rental after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

          7.3  Common Taxes.
               ------------

               7.3.1 Definition of Taxes. The term "Taxes" as collectively mean
                     -------------------
(to the extent any of the following are not paid used in this Lease shall by Tenant pursuant to Paragraphs 7.1 and 7.2 above) all real estate taxes and general and special assessments (including, but not limited to, assessments for public improvements or benefit); personal property taxes; taxes based on vehicles utilizing parking areas on the Land; taxes computed or based on rental income or on the square footage of the Premises or the Building (including without limitation any municipal business tax but excluding federal, state and municipal net income taxes); environmental surcharges; excise taxes; gross rental receipts taxes; sales and/or use taxes; employee taxes; water and sewer taxes, levies, assessments and other charges in the nature of taxes or assessments (including, but not limited to, assessments for public improvements or benefit); and all 'other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever; regardless of whether any of the foregoing are now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing and which during the Lease Term are laid, levied, assessed or imposed upon Landlord and/or become a lien upon or chargeable against any portion of the Project under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental, quasi-governmental or special district authority whatsoever. The term "environmental surcharges" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations. promulgated thereunder, or imposed by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling environmental pollution or the use of energy or any natural resource in regard to the use, operation or occupancy of the Project. The term "Taxes" shall include (to the extent the same are not paid by Tenant pursuant to Paragraphs
7.1 and 7.2 above), without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever upon or with respect to the use, change in ownership, possession, occupancy, leasing, operation or management of the Project or in lieu of or equivalent to any Taxes set forth in this Paragraph 7.3.1. In the event any such Taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such Taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rental after imposition of any such Tax upon Landlord as would have been payable to Landlord prior to the imposition of any such Tax.

     Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to pay any portion of any tax or assessment (i) in excess of the amount which would be payable if the tax or assessment were paid in installments over the longest possible term; or (ii) imposed on land and improvements other than the Project.

               7.3.2 Common Area Charge. All Taxes which are levied or assessed
                     ------------------
or which become a lien upon any portion of the Project or which become due or accrue during the Lease Term shall be a Common Area Charge, and Tenant shall pay as Additional Rent each month during the Lease Term 1/12th of its annual share of such Taxes, based on Landlord's estimate thereof, pursuant to Paragraph 12 below. Tenant's share of Taxes during any partial tax fiscal year(s) within the Lease Term shall be prorated according to the ratio which the number of days during the Lease Term or of actual occupancy of the Premises by Tenant, whichever is greater, during such year bears to 365.

     8.   Insurance, Indemnity, Waiver.
          ----------------------------

          8.1  Insurance by Landlord. Landlord may, during the Lease Term,
               ---------------------
procure and keep in force the following insurance, the cost of which if paid or incurred by Landlord, shall be a Common Area Charge, payable by Tenant pursuant to Paragraph 12 below:

               8.1.1 Property Insurance. "All risk" property insurance,
                     ------------------
including, without limitation, boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief, full coverage plate glass insurance; and demolition, increased cost of construction and contingent liability from change in building laws on the Building and the Land, including any improvements or fixtures constructed or installed in the Building and on the Land by Landlord. Such insurance may also include flood and earthquake coverage, however, Tenant shall only be obligated to pay, as a Common Area Charge, its percentage share of the premium associated with such flood and/or earthquake insurance coverage if such insurance premium was available at a reasonable rate.. Such insurance shall be in the full amount of the replacement cost of the foregoing, with reasonable deductible amounts, which deductible amounts shall be a Common Area Charge, payable by Tenant pursuant to Paragraph 12. Such insurance may also include rental income insurance, insuring that one hundred percent (100%) of the Rentals (as the same may be adjusted hereunder) will be paid to Landlord for a period of up to twelve (12) months if the Premises are destroyed or damaged, or such longer period as may be required by any beneficiary of a deed of trust or any mortgagee of any mortgage affecting the Premises. Such insurance shall not cover any leasehold improvements installed in the Premises by Tenant at its expense, or Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises;

               8.1.2 Liability Insurance. Comprehensive general liability
                     -------------------
(lessor's risk) insurance against any and all claims for personal injury, death or property damage occurring in or about the Building or the Land. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) aggregate; and

               8.1.3 Other. Such other insurance as Landlord reasonably deems
                     -----
necessary and prudent.

          8.2  Insurance by Tenant. Tenant shall, during the Lease Term, at
               -------------------
Tenant's sole cost and expense, procure and keep in force the following insurance:

               8.2.1 Personal Property Insurance. "All risk" property insurance,
                     ---------------------------
including, without limitation, coverage for boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief, and demolition, increased cost of construction and contingent liability from changes in building laws on all leasehold improvements installed in the Premises by Tenant at its expense (if any), and on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereinafter constructed or installed on the Premises. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO all risk form, when such form is supplemented with the coverages required above.

               8.2.2 Liability Insurance. Comprehensive general liability
                     -------------------
insurance for the mutual benefit of Landlord and Tenant, against any and all claims for personal injury, death or property damage occurring in or about the Premises and Common Area or arising out of Tenant's or Tenant's agents' use of the Common Area, use or occupancy of the Premises or Tenant's operations on the Premises. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) aggregate. Such insurance shall contain a cross-liability (severability of interests) clause and an extended ("broad form") liability endorsement, including blanket contractual coverage. The minimum limits specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time to meet changed circumstances, including without limitation to reflect (i) changes in the purchasing power of the dollar, (ii) changes indicated by the amount of plaintiffs' verdicts in personal injury actions in the State of California, or (iii) changes consistent with the standards required by other landlords in the county in which the Premises are located. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto. Such insurance shall specifically insure Tenant's performance of the indemnity, defense and hold harmless agreements contained in Paragraph 8.4, although Tenant's obligations pursuant to Paragraph 8.4 shall not be limited to the amount of any insurance required of or carried by Tenant under this Paragraph 8.2.2. Tenant shall be responsible for insuring that the amount of insurance maintained by Tenant is sufficient for Tenant's purposes.

               8.2.3 Other. Such other insurance as required by law, including,
                     -----
without limitation, workers' compensation insurance.

               8.2.4 Form of the Policies. The policies required to be
                     --------------------
maintained by Tenant pursuant to Paragraphs 8.2.1, 8.2.2 and 8.2.3 above shall be with companies, on forms, with deductible amounts (if any), and loss payable clauses reasonably satisfactory to Landlord, shall include Landlord and the beneficiary or mortgagee of any deed of trust or mortgage encumbering the Premises and/or the Land as additional insureds, and shall provide that such parties may, although additional insureds, recover for any loss suffered by Tenant's negligence. Certified copies of policies or certificates of insurance shall be delivered to Landlord prior to the Commencement Date; a new policy or certificate shall be delivered to Landlord at least ten (10) business days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and Common Area and to Tenant as required by this Lease. Tenant shall obtain a written obligation on the part of Tenant's insurer(s) to notify Landlord and any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises and/or the Land in writing of any delinquency in premium payments and at least thirty (30) days prior to any cancellation or modification of any policy. Tenant's policies shall provide coverage on an occurrence basis and not on a claims made basis. In no event shall the limits of any policies maintained by Tenant be considered as limiting the liability of Tenant under this Lease.

          8.3  Failure by Tenant to Obtain Insurance. If Tenant does not take
               -------------------------------------
out the insurance required pursuant to Paragraph 8.2 or keep the same in full force and effect, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord, as Additional Rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all reasonable expenses (including reasonable attorneys' fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

          8.4  Indemnification. Tenant shall indemnify, hold harmless, and
               ---------------
defend Landlord with competent counsel reasonably satisfactory to Landlord (except for Landlord's negligence or willful misconduct, or that of its agents, employees, contractors or invitees) against all claims, losses, damages, expenses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Building, Common Area or Land, if caused or contributed to by Tenant or Tenant's agents, or arising out of any occurrence in, upon or at the Premises or on account of the use, condition (but only to the extent Tenant is responsible for the same elsewhere under the terms of this Lease), occupational safety (but only to the extent Tenant is responsible for the same elsewhere under the terms of this Lease), or occupancy of the Premises. Tenant's indemnification, defense and hold harmless obligations under this Lease shall include and apply to reasonable attorneys' fees, investigation costs, and other costs actually incurred by Landlord. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all claims, losses, damages, liabilities or expenses arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this Paragraph 8.4 shall survive Lease Termination with respect to any damage, injury, death, breach or default occurring prior to such termination. Except as set forth in this Paragraph 8.4, this Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, occupational safety or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or Tenant's agents. The provisions of this Paragraph 8.4 shall not apply to the extent of any claims, losses, damages, expenses or liabilities caused by Landlord's negligence or willful misconduct, or that of its agents, employees, contractors or invitees.

          8.5  Claims by Tenant. Except for Landlord's negligence or willful
               ----------------
misconduct, or that of its agents, employees, contractors or invitees, Landlord shall not be liable to Tenant, and Tenant waives all claims against Landlord, for injury or death to any person, damage to any property, or loss of use of any property in any portion of the Project by and from all causes, including without limitation, any defect in any portion of the Project and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources. Neither Landlord nor Tenant shall be liable for any damages arising from any act or negligence of any other tenant or user of the Project. Tenant or Tenant's agents shall immediately notify Landlord in writing of any known defect in the Project. The provisions of this Paragraph 8.5 shall not apply to any damage or injury caused by Landlord's willful misconduct or negligence, or that of its agents, employees, contractors or invitees. Anything in this Lease to the contrary notwithstanding, under no circumstances shall Landlord be liable to Tenant for lost profits or loss of business or income.

          8.6  Mutual Waiver of Subrogation. Landlord hereby releases Tenant,
               ----------------------------
and Tenant hereby releases Landlord, and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense or injury to the Project, or to the furnishings, fixtures, equipment, inventory or other property of either Landlord or Tenant in, about or upon the Project, which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties pursuant to this Paragraph 8 and in force at the time of any such loss, whether due to the negligence of the other party or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss, to the extent such insurance is not prejudiced thereby, and to the extent insured against.

     9.   Utilities. Tenant shall pay during the Lease Term and prior to
          ---------
delinquency all charges for water, gas, light, heat, power, electricity, telephone or other communication service, janitorial service, trash pick-up, sewer and all other services supplied to Tenant or consumed by Tenant on the Premises (collectively the "Services") and all taxes, levies, fees or surcharges therefor. Tenant shall arrange for Services to be supplied to the Premises and shall contract for all of the Services in Tenant's name prior to the Commencement Date. The Commencement Date shall not be delayed by reason of any failure by Tenant to so contract for Services. Tenant shall be responsible for providing janitorial service to the Premises. In the event that any of the Services are not separately billed or metered to the Premises, or if any of the Services are not separately metered as of the Commencement Date, the cost of such Services shall be a Common Area Charge and Tenant shall pay, as Additional Rent, Tenant's proportionate share of such cost to Landlord as provided in Paragraph 12 below, except that if any meter services less than the entire Building, Tenant's proportionate share of the costs measured by such meter shall be based upon the square footage of the gross leasable area in the Premises as a percentage of the total square footage of the gross leasable area of the portion of the Building serviced by such meter. If Landlord determines that Tenant is using a disproportionate amount of any commonly metered Services or an amount in excess of the customary amount of any Services ordinarily furnished for use of the Premises in accordance with the uses set forth in Paragraph 6 above, then Landlord may elect to periodically charge Tenant, as Additional Rent, a sum equal to Landlord's estimate of the cost of Tenant's excess use of any or all such Services. The lack or shortage of any Services due to any cause whatsoever (except for a lack or shortage proximately caused by the negligent acts or willful misconduct Landlord or that of its agents, employees, contractors or invitees) shall not affect any obligation of Tenant hereunder, and Tenant shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all Rentals due hereunder, all without diminution, credit or deduction.

     Tenant shall be responsible for the installation (using only a licensed contractor or contractors) and maintenance of its own telecommunications, data, telephone and phone system lines and wiring in accordance with the terms of this Lease. Landlord represents and warrants to Tenant that fiber optic lines and T-1 lines are available to the Building and that Tenant shall have the non-exclusive right, at its sole cost, to use or hook into such lines. Landlord further represents and warrants that an uninterruptable power supply unit and emergency backup generator are available to the Building. Tenant shall have the non-exclusive right, at its sole cost, to hook or plug into such uninterrruptable power supply unit. Landlord agrees to procure and maintain a maintenance service contract (covering periodic inspection and servicing) on such uninterruptable power supply unit and emergency backup generator. Tenant agrees to pay its equitable share of the costs of periodic inspection and regular servicing of the uninterruptable power supply unit (as reasonably determined by Landlord) within thirty (30) days following receipt of a written statement or invoice evidencing such costs and an explanation of the manner in which Tenant's share of such costs was determined. Tenant further agrees that the costs of periodic inspection and servicing of the emergency backup generator shall be a Common Area Charge and Tenant shall pay, as Additional Rent, Tenant's proportionate share of such costs to Landlord as provided in Paragraph 12 below. If the uninterruptable power supply unit or emergency backup generator fails or Tenant experiences problems with the same, then Tenant agrees to contact the maintenance service contractor hired by Landlord to inspect and service such equipment and notify such contractor of the problems experienced by Tenant. Promptly following the date Landlord hires such maintenance service contractor, Landlord shall furnish Tenant with the name, address and telephone number of such contractor. Tenant agrees that, so long as Landlord has obtained a maintenance service contract covering the uninterruptable power supply unit and emergency backup generator, Landlord shall not be liable for any damages or losses suffered or incurred by Tenant as a result of, arising from or related to, the uninterruptable power supply unit or emergency backup generator failing or malfunctioning; provided, however, Landlord shall be liable for such damages or losses suffered or incurred by Tenant as a result of the uninterruptable power supply unit or emergency backup generator failing or malfunctioning if such failure or malfunctioning occurred due to the negligence or willful misconduct of Landlord or its agents, employee or contractors. The preceding sentence to the contrary notwithstanding, in no event shall Landlord be liable to Tenant for loss profits, loss of income or loss of business.

     10.  Repairs and Maintenance.
          -----------------------

          10.1  Landlord's Responsibilities. Subject to the provisions of
                ---------------------------
Paragraph 15 below, Landlord shall maintain in reasonably good order and repair the structural roof, structural and exterior walls (including painting thereof) and foundations of the Building. In addition, Landlord shall maintain the heating and air conditioning systems of the Premises or obtain and maintain the service contract (covering periodic inspection and servicing) for the heating and air conditioning systems of the Premises. Tenant shall give prompt written notice to Landlord of any known maintenance work required to be made by Landlord pursuant to this Paragraph 10.1. The costs of (i) periodic inspection and regular servicing of the heating and air conditioning systems of the Premises, and (ii) painting the exterior of the Premises which are the obligation of Landlord hereunder shall be a Common Area Charge and Tenant shall pay, as Additional Rent, Tenant's share of such costs to Landlord as provided in Paragraph 12 below. The costs of maintenance, repair, and replacement of the structural parts of the Premises and the Building (including foundations, floor slab, load bearing waIls and roof structure) which are the obligation of Landlord hereunder shall be at the cost and expense of Landlord and shall not be a Common Area Charge, except for any repairs required because of the wrongful act of Tenant or Tenant's agents, which repairs shall be made at the expense of Tenant and as Additional Rent.

          10.2  Tenant's Responsibilities. Except as expressly provided in
                -------------------------
Paragraph 10.1 above, and subject to the provisions of Paragraph 2.3 above, Tenant shall, at its sole cost, maintain the entire Premises and every part thereof, including without limitation, windows, skylights, window frames, plate glass, freight docks, doors and related hardware, interior walls and partitions, and the electrical, plumbing and lighting, systems in good order, condition and repair. If Tenant fails to make repairs or perform maintenance work required of Tenant hereunder within fourteen (14) days after written notice from Landlord specifying the need for such repairs or maintenance work, Landlord or Landlord's agents may, in addition to all other rights and remedies available hereunder or by law and without waiving any alternative remedies, enter into the Premises and make such repairs and/or perform such maintenance work. If Landlord makes such repairs and/or performs such maintenance work, Tenant shall reimburse Landlord upon demand and as Additional Rent, for the cost of such repairs and/or maintenance work. Landlord shall use reasonable efforts to avoid causing any inconvenience to Tenant or interference with the use of the Premises by Tenant or Tenant's agents during the performance of any such repairs or maintenance. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant or Tenant's agents as a result of Landlord performing any such repairs or maintenance (except for the negligent acts or willful misconduct Landlord or that of its agents, employees, contractors or invitees). Except to the extent covered by insurance required to be maintained (or actually maintained) by Landlord under Article 8 of this Lease, Tenant shall reimburse Landlord, on demand and as Additional Rent, for the cost of damage to the Project caused by Tenant or Tenant's agents. Tenant expressly waives the benefits of any statute now or hereafter in effect (including without limitation the provisions of subsection 1 of Section 1932, Section 1941 and Section 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter in effect) which would otherwise afford Tenant the right to make repairs at Landlord's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good and sanitary order.

     11.  Common Area.
          -----------

          11.1 In General. Subject to the terms and conditions of this Lease and
               ----------
such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's agents shall have, in common with other tenants of the Building and other permitted users, the nonexclusive right to use during the Lease Term the access roads, parking areas, sidewalks, landscaped areas and other facilities on the Land or in the Building designated by Landlord for the general use and convenience of the occupants of the Building and other authorized users, which areas and facilities are referred to herein as the "Common Area." This right to use the Common Area shall terminate upon Lease Termination. Tenant acknowledges that a portion of the first floor of the Building consists of a lobby area which shall be part of the Common Area and that second floor tenants of the Building and their agents, employees, guests and invitees shall have the right to use such lobby area to gain access to the second floor of the Building. Tenant shall also have access to the Premises through the back door and stairway of the Building which shall be accessible through a security key card system. Landlord shall furnish to Tenant and its employees key cards to permit access to the Premises from the back door of the Building. Tenant and Tenant's agents and employees shall observe the rules and regulations attached hereto as Exhibit
                                                                     -------
"F". Landlord reserves the right to amend such rules and regulations from time
- ---
to time with or without advance notice, as Landlord may deem appropriate for the best interests of the occupants of the Building and other authorized users. Any amendments to the rules and regulations shall be effective as to Tenant, and binding on Tenant, upon delivery of a copy of such rules and regulations to Tenant. Any failure by Tenant or Tenant's agents or employees to observe and comply with the rules and regulations shall be a Default by Tenant. Landlord shall not be responsible for the nonperformance of the rules and regulations by any tenants or occupants of the Building or other authorized users, nor shall Landlord be liable to Tenant by reason of the noncompliance with or violation of the rules and regulations by any other tenant or user.

     The parties hereto acknowledge that the phone room located on the second floor of the Building comprises part of the interior Common Areas of the Building. In the event Landlord leases any portion of the second floor of the Building to a third party tenant, Landlord agrees that, to the extent Tenant's phone and telecommunications equipment (including, without limitation, wires and switch) located in the phone room is segregated and separate and apart from the phone and telecommunications equipment of such third party tenant to be located in the phone room, Landlord shall, at Tenant's sole cost, construct or install, to the extent feasible, a wire cage or barrier around Tenant's phone and telecommunications equipment located in the phone room. Tenant hereby waives and releases Landlord from any and all claims for any damages, losses, liabilities, actions or expenses suffered or incurred by Tenant arising from, or related to, any other tenant of the second floor of the Building, or its agents, employees or contractors, entering or using the phone room or installing or maintaining any equipment therein.

          11.2 Parking Areas. Tenant is allocated and Tenant and Tenant's
               -------------
employees and invitees shall have the nonexclusive right to use not more than the number of parking spaces set forth in Paragraph 1.13, the location of which may be designated from time to time by Landlord. Neither Tenant nor Tenant's agents shall at any time use more parking spaces than the number so allocated to Tenant or park or permit the parking of their vehicles in any portion of the Land not designated by Landlord as a nonexclusive parking area. Tenant and Tenant's agents shall not have the exclusive right to use any specific parking space. Notwithstanding the number of parking spaces designated for Tenant's nonexclusive use, in the event by reason of any Law relating to or affecting parking on the Land, or any other cause beyond Landlord's reasonable control, Landlord is required to reduce the number of parking spaces on the Land, Landlord shall have the right to proportionately reduce the number of Tenant's parking spaces and the nonexclusive parking spaces of other tenants in the Building. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the use of such parking areas on the Land as Landlord may deem appropriate. Landlord furthermore reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's agents which are parked in violation of the provisions of this Paragraph 11.2 or in violation of Landlord's rules and regulations relating to parking, to be towed away at Tenant's cost. In the event Landlord elects or is required by any law to limit or control parking on the Land, by validation of parking tickets or any other method, Tenant agrees to participate in such validation or other program under such reasonable rules and regulations as are from time to time established by Landlord. Provided that Tenant's use, occupancy and enjoyment of the Premises or access to the Premises is not unreasonably interfered with, Landlord shall have the right to close, at reasonable times, all or any portion of the parking areas for any reasonable purpose, including without limitation, the prevention of a dedication thereof, or the accrual of rights of any person or public therein. Tenant and Tenant's agents shall not at any time park or permit the parking of (i) trucks or other vehicles (whether owned by Tenant or other persons) adjacent to any loading areas so as to interfere in any manner with the use of such areas, (ii) Tenant's or Tenant's agents' vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant, or
(iii) any inoperative vehicles or equipment on any portion of the Common Area.

          11.3 Maintenance by Landlord. Landlord shall maintain the Common Area
               -----------------------
in good repair and condition and shall manage the Common Area to reasonable and customary standards. The expenditures for such maintenance shall be at the reasonable discretion of Landlord. The cost of such maintenance, operation and management shall be a "Common Area Charge," and Tenant shall pay to Landlord, as Additional Rent, Tenant's share of such costs as provided in Paragraph 12 below.

     12.  Common Area Charges.
          -------------------

          12.1 Definition. "Common Area Charge" or "Common Area Charges" as used
               ----------
in this Lease shall mean and include all items identified in other paragraphs of this Lease as a Common Area Charge and the total cost paid or incurred by Landlord for the operation, maintenance, repair, and management of the Project which costs shall include, without limitation: the cost of Services and utilities supplied to the Project (to the extent the same are not separately charged or metered to tenants of the Building); water; sewage; trash removal; fuel; electricity; heat; lighting systems; fire protection systems; storm drainage and sanitary sewer systems; periodic inspection and regular servicing of the heating and air conditioning systems of the Premises; property and liability insurance covering the Building and the Land and any other insurance carried by Landlord pursuant to Paragraph 8 above; window cleaning; cleaning, sweeping, striping, resurfacing of parking and driveway areas; cleaning the Common Area following storms or other severe weather; cleaning and repairing of sidewalks, curbs, stairways; costs related to irrigation systems and Project signs; fees for licenses and permits required for the operation of the Project; the cost of complying with Laws, including, without limitation, maintenance and repairs required in connection therewith (subject to the provisions of Paragraph
12.3 hereof); costs related to landscape maintenance; and the cost of contesting the validity or applicability of any governmental enactments which may affect Common Area Charges. If the Project contains more than one (1) building at any time during the Lease Term, then the term "Common Area Charges" shall mean and include all of the Common Area Charges allocable to the Building and a proportionate share (based on the square footage of gross leasable area in the Building as a percentage of the total of square footage of gross leasable area of the buildings in the Project at the time in question) of all Common Area Charges which are related to the Project in general and are not allocated to any one building in the Project. Common Area Charges shall also include a management fee to Landlord in an amount equal to ten percent (10%) of the total Common Area Charges.

     The specific examples of Common Area Charges stated in this Paragraph 12.1 are in no way intended to and shall not limit the costs comprising Common Area Charges, nor shall such examples be deemed to obligate Landlord to incur such costs or to provide such services or to take such actions except as Landlord may be expressly required in other portions of this Lease, or except as Landlord, in its reasonable discretion, may elect. All reasonable costs incurred by Landlord in good faith for the operation, maintenance, repair and management of the Project shall be deemed conclusively binding on Tenant.

     Notwithstanding anything to the contrary contained in this Lease, within thirty (30) days after receipt by Tenant of Landlord's statement of Common Area Charges prepared pursuant to Paragraph 12.2 hereof for any prior annual period during the Lease Term, Tenant or its authorized representative shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office or, at Landlord's option, such other location as Landlord reasonably may specify, for the purpose of verifying the information contained in the statement. Unless Tenant asserts specific errors within thirty (30) days after receipt of the statement, the statement shall be deemed correct as between Landlord and Tenant, except as to individual components subsequently determined to be in error by future audit.

          12.2 Payment of Common Area Charges by Tenant. Prior to the
               ----------------------------------------
Commencement Date, and annually thereafter, Landlord shall deliver to Tenant an estimate of Common Area Charges for the succeeding year. Tenant's payment of Common Area Charges shall be based upon Landlord's estimate of Common Area Charges and shall be payable in equal monthly installments in advance on the first day of each calendar month commencing on the date specified in Paragraph
1.6 and continuing throughout the Lease Term. Tenant shall pay to Landlord, as Additional Rent and without deduction or offset, an amount equal to Tenant's percentage share (stated in Paragraph 1.10 above) of the Common Area Charges.

     Landlord shall revise its estimate of Common Area Charges on an annual basis, and Landlord may adjust the amount of Tenant's monthly installment in the event of a material change in Common Area Charges during any year. Landlord shall furnish Tenant an annual statement (and a statement within one hundred eighty (180) days after Lease Termination) showing the actual Common Area Charges for the period to which Landlord's estimate pertains and shall concurrently either bill Tenant for the balance due (payable upon demand by Landlord) or credit Tenant's account for the excess previously paid.

     Alternatively, Common Area Charges actually incurred or paid by Landlord but not theretofore billed to Tenant, as invoiced by Landlord shall be payable by Tenant within ten (10) days after receipt of Landlord's invoice, but not more often than once each calendar month.

     Notwithstanding the foregoing provisions of this Paragraph 12, Landlord and Tenant agree that if Landlord incurs any costs for insurance, Services, repairs or maintenance exclusively for or to the Premises or for less than all the tenants of the Building and such costs are Common Area Charges, or if any improvements installed in the Premises by Tenant or Landlord are valued by the assessor disproportionately higher than those of any other tenants in the Building, then Tenant's share of such Common Area Charges shall be equitably increased by Landlord to reflect the portion of any such costs or taxes incurred by Landlord in regard to the Premises, and Tenant shall pay the same to Landlord as Additional Rent.

          12.3 Exclusions From Common Area Charges. Notwithstanding anything to
               -----------------------------------
the contrary contained in this Lease, in no event shall Tenant have any obligation to perform, to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, commissions, charges, disbursements, attorneys' fees, experts' fees, costs and expenses (collectively, "Costs"):

               12.3.1  Losses Caused by Others and Construction Defects. Costs
                       ------------------------------------------------
occasioned by the act, omission or violation of Law by Landlord; any other occupant of the Project, or their respective agents, employees or contractors, or costs arising out of the failure to construct the Building, Premises, or Common Areas in accordance with Laws and private restrictions applicable at the time of construction thereof

               12.3.2  Condemnation and Insurance Costs. Costs occasioned by the
                       --------------------------------
exercise of the power of eminent domain, or increases in insurance Costs caused by the activities of other occupant(s) of the Project.

               12.3.3  Reimbursable Expenses. Costs for which Landlord has a
                       ---------------------
right of reimbursement from others, or Costs which Tenant pays directly to a third person.

               12.3.4  Utilities or Service. Costs (i) arising from the
                       --------------------
disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project; or (ii) associated with utilities and services of a type not provided to Tenant.

               12.3.5  Leasing Expenses. Costs incurred in connection with
                       ----------------
negotiations or disputes with other occupant(s) of the Project, and Costs arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement.

               12.3.6  Reserves. Depreciation, amortization or other expense
                       --------
reserves.

               12.3.7  Mortgages. Interest, charges and fees incurred on debt,
                       ---------
payments or mortgages and rent under ground leases.

               12.3.8  Hazardous Materials. Costs incurred to investigate the
                       -------------------
presence of any Hazardous Material, Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Premises, Building or Project or to remediate any Hazardous Material contamination, and any judgments or other Costs incurred in connection with any Hazardous Material exposure or release, except to the extent such Costs are incurred by Landlord in accordance with Paragraph 6.4 or incurred by Landlord or caused by reason of the storage, use or disposal of the Hazardous Material in question by Tenant, its agents, employees, contractors or invitees.

               12.3.9  Management. Any fee, profit or compensation retained by
                       ----------
Landlord or its affiliates for management and administration of the Project in excess of the management fee and accounting fee specified in Paragraph 12.1.

               12.3.10 Capital Improvements. The cost of any capital
                       --------------------
improvements to the Building, Premises or Common Areas unless the same are paid or incurred by Landlord and have the effect of reducing Common Area Charges or avoiding increases in Common Area Charges (in which event the cost of such capital improvement shall be amortized at ten percent (10%) per annum over the useful life of the capital improvement, and be paid monthly by Tenant from the date of installation or repair through Lease Termination). The preceding to the contrary notwithstanding, in no event shall the amortized cost of any capital improvement to be borne by Tenant pursuant to the terms of this Paragraph
12.3.10 exceed the amount of cost savings or reduction of Common Area Charges resulting from the installation or construction of such capital improvement.

     13.  Alterations and Improvements.
          ----------------------------

          13.1 In General. Tenant shall not make, or permit to be made, any
               ----------
alterations, removals, changes, enlargements, improvements or additions (collectively "Alterations") in, on, about or to the Premises, or any part thereof, including Alterations required pursuant to Paragraph 6.2, without the prior written consent of Landlord (which consent shall not be unreasonably withheld) and without acquiring and complying with the conditions of all permits required for such Alterations by any governmental authority having jurisdiction thereof. The preceding sentence to the contrary notwithstanding, Tenant may make non-structural Alterations in or to the Premises without first obtaining Landlord's prior consent provided the cost of such non-structural Alterations are in an aggregate amount not greater than Ten Thousand Dollars ($10,000) during the term of the Lease, such non-structural Alterations do not impair the structural integrity of the Building or Premises or adversely affect the exterior appearance of the Building or Premises and Tenant gives Landlord prior written notice of its intent to construct or install such non-structural Alterations. The term "Alterations" as used in this Paragraph 13 shall also include all heating, lighting, electrical (including all wiring, cabling, conduit outlets, drops, buss ducts, main and subpanels), air conditioning and partitioning in the Premises made by Tenant regardless of how affixed to the Premises. As a condition to the giving of its consent, Landlord may impose such reasonable requirements as Landlord reasonably may deem necessary, including without limitation, the manner in which the work is done; a right of approval of the contractor by whom the work is to be performed; the times during which the work is to be accomplished; the requirement that Tenant post a completion bond in an amount and form reasonably satisfactory to Landlord; and the requirement that Tenant reimburse Landlord, as Additional Rent, for Landlord's actual costs for outside consultants incurred in reviewing any proposed Alteration, whether or not Landlord's consent is granted. In the event Landlord consents to the making of any Alterations by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, in accordance with the plans and specifications approved by Landlord and in a manner causing Landlord and Landlord's agents and other tenants of the Building the least interference and inconvenience practicable under the circumstances. Tenant shall give written notice to Landlord five (5) business days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and prior to the commencement of any work of improvement on the Premises. Any Alterations to the Premises made by Tenant shall be made in accordance with applicable Laws and in a first-class workmanlike manner. In making any such Alterations, Tenant shall, at Tenant's sole cost and expense, file for and secure and comply with any and all permits or approvals required by any governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. In no event shall Tenant make any structural changes to the Premises or make any changes to the Premises which would weaken or impair the structural integrity of the Building or adversely affect or alter the building systems within the Building.

          13.2 Removal Upon Lease Termination. At the time Tenant request
               ------------------------------
Landlord's consent, Tenant shall request a decision from Landlord in writing as to whether Landlord will require Tenant, at Tenant's expense, to remove any such Alterations and restore the Premises to their prior condition at Lease Termination. Landlord shall, within five (5) business days following receipt of Tenant's request for a decision as to whether Tenant will be required to remove any Alterations at Lease Termination, respond in writing to Tenant with Landlord's decision. In the event Tenant fails to earlier obtain Landlord's written decision as to whether Tenant will be required to remove any Alteration, then no less than ninety (90) nor more than one hundred twenty (120) days prior to the expiration of the Lease Term, Tenant by written notice to Landlord shall request Landlord to inform Tenant whether or not Landlord desires to have any of such Alterations removed at Lease Termination. Following receipt of such notice, Landlord may elect to have all or a portion of such Alterations removed from the Premises at Lease Termination, and Tenant shall, at its sole cost and expense, remove at Lease Termination such Alterations designated by Landlord for removal and repair all damage to the Project arising from such removal. In the event Tenant fails to so request Landlord's decision or fails to remove any such Alterations designated by Landlord for removal, Landlord may remove any Alterations made to the Premises by Tenant, restore the Premises to their prior condition and repair all damage to the Premises and Common Area arising from such removal, and may recover from Tenant all reasonable costs and expenses incurred thereby, together with an amount equal to the fair rental value of the Premises for the period of time required for Landlord to accomplish such removal and restoration. Tenant's obligation to pay such costs and expenses to Landlord shall survive Lease Termination. Unless Landlord elects to have Tenant remove (or, upon Tenant's failure to obtain Landlord's decision, Landlord removes) any such Alterations, all such Alterations, except for moveable furniture, personal property and equipment, and trade fixtures of Tenant not affixed to the Premises, shall become the property of Landlord upon Lease Termination (without any payment therefor) and remain upon and be surrendered with the Premises at Lease Termination.

          13.3 Landlord's Improvements. All fixtures, improvements or equipment
               -----------------------
which are installed, constructed on or attached to the Premises, Building or Common Area by Landlord shall be a part of the realty and belong to Landlord.

     14.  Default and Remedies.
          --------------------

          14.1 Events of Default. The term "Default by Tenant" as used in this
               -----------------
Lease shall mean the occurrence of any of the following events:

               14.1.1 Tenant's failure to pay any Rentals within five (5) business days following the date such payment is due;

               14.1.2 Commencement and continuation for at least sixty (60) days of any case, action or proceeding by, against or concerning Tenant under any federal or state bankruptcy, insolvency or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Tenant, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

               14.1.3 Voluntary or involuntary appointment of a receiver, trustee, keeper or other person who takes possession for more than sixty (60) days of substantially all of Tenant's assets or of any asset used in Tenant's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

               14.1.4 Execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgement creditors;

               14.1.5 Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Tenant, if Tenant is a corporation or a partnership;

               14.1.6 Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such writ continues for a period of thirty (30) days;

               14.1.7 Transfer or attempted Transfer of this Lease or the Premises by Tenant contrary to the provisions of Paragraph 24 below; or

               14.1.8 Breach by Tenant of any term, covenant, condition, warranty, or other provision contained in this Lease or of any other obligation owing or due to Landlord where such breach is not cured within thirty (30) days after written notice by Landlord to Tenant (or if such breach cannot be reasonably cured within thirty (30) days, if Tenant does not commence to cure the default within the thirty (30) day period or does diligently and in good faith prosecute the cure to completion).

          14.2 Remedies. Upon any Default by Tenant, Landlord shall have the
               --------
following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

               14.2.1  Termination. Landlord shall have the right (but not the
                       -----------
obligation) to give written notice to Tenant of such default and terminate this Lease and Tenant's right to possession of the Premises. The parties agree that any notice given by Landlord to Tenant pursuant to Paragraph 14.1.8 shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. Upon termination of this Lease and Tenant's right to possession of the Premises, Landlord shall have the right to recover from Tenant:

                       (a) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

                       (b) The worth at the time of award of the amount by which the Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                       (c) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the Rentals for the balance of the Lease Term after the time of award exceed the amount of such rental loss that Tenant proves could be reasonably avoided;

                       (d) Any other amounts necessary to compensate Landlord for all detriment proximately caused by the Default by Tenant or which in the ordinary course of events would likely result, including without limitation the following:

                           (i)    Expenses in retaking possession of the
Premises;

                           (ii)   Expenses for cleaning, repairing or restoring
the Premises;

                           (iii)  Any unamortized real estate brokerage
commission paid in connection with this Lease;

                           (iv)   Expenses for removing, transporting, and
storing any of Tenant's property left at the Premises (although Landlord shall have no obligation to remove, transport, or store any such property);

                           (v)    Expenses of reletting the Premises, including
without limitation, brokerage commissions and reasonable attorneys' fees;

                           (vi)   Reasonable attorneys' fees and court costs;
and

                           (vii)  Costs of carrying the Premises such as
repairs, maintenance, taxes and insurance premiums, utilities and security precautions (if any).

                       (e) The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) of this Paragraph 14.2.1 is computed by allowing interest at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the Default by Tenant, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended, not to exceed the maximum rate allowable by law.

               14.2.2  Continuance of Lease. Upon any Default by Tenant and
                       --------------------
unless and until Landlord elects to terminate this Lease pursuant to Paragraph
14.2.1 above, this Lease shall continue in effect after the Default by Tenant and Landlord may enforce all its rights and remedies under this Lease, including without limitation, the right to recover payment of Rentals as they become due. Neither efforts by Landlord to mitigate damages caused by a Default by Tenant nor the acceptance of any Rentals shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including the rights and remedies specified in Paragraph 14.2.1 above.

     15.  Damage or Destruction.
          ---------------------

          15.1 Definition of Terms. For the purposes of this Lease, the term:
               -------------------
(a) "Insured Casualty" means damage to or destruction of the Premises from a cause actually insured against, or required by this Lease to be insured against, for which the insurance proceeds paid or made available to Landlord are sufficient to rebuild or restore the Premises under then existing building codes to the condition existing immediately prior to the damage or destruction; and (b) "Uninsured Casualty" means damage to or destruction of the Premises from a cause not actually insured against, or not required to be insured against, or from a cause actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then existing building codes to the condition existing immediately prior to the damage or destruction, or from a cause actually insured against but for which the insurance proceeds are not paid or made available to Landlord within ninety (90) days of the event of damage or destruction.

          15.2 Insured Casualty.
               ----------------

               15.2.1  Rebuilding Required. In the event of an Insured Casualty
                       -------------------
where the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises, Landlord shall rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, provided the damage or destruction was not a result of a negligent or willful act of Tenant, and that there exist no governmental codes or regulations that would interfere with Landlord's ability to so rebuild or restore.

               15.2.2  Landlord's Election. In the event of an Insured Casualty
                       -------------------
where the extent of damage or destruction is equal to or greater than twenty percent (20%) of the then full replacement cost of the Premises, Landlord may, at its option and at its sole discretion, rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, or terminate this Lease. Landlord shall notify Tenant in writing within sixty (60) days after the event of damage or destruction of Landlord's election to either rebuild or restore the Premises or terminate this Lease.

               15.2.3  Continuance of Lease. If Landlord is required to rebuild
                       --------------------
or restore the Premises pursuant to Paragraph 15.2.1 or if Landlord elects to rebuild or restore the Premises pursuant to Paragraph 15.2.2, this Lease shall remain in effect and Tenant shall have no claim against Landlord for compensation for inconvenience or loss of business during any period of repair or restoration.

          15.3 Uninsured Casualty.
               ------------------

               15.3.1  Landlord's Election. In the event of an Uninsured
                       -------------------
Casualty, Landlord may, at its option and at its sole discretion (i) rebuild or restore the Premises as soon as reasonably possible at Landlord's expense (unless the damage or destruction was caused by a negligent or willful act of Tenant, in which event Tenant shall pay all costs of rebuilding or restoring to the extent not covered by insurance proceeds), in which event this Lease shall continue in full force and effect or (ii) terminate this Lease, in which event Landlord shall give written notice to Tenant within sixty (60) days after the event of damage or destruction of Landlord's election to terminate this Lease as of the date of the event of damage or destruction, and if the damage or destruction was caused by a negligent or willful act of Tenant, Tenant shall be liable therefor to Landlord.

               15.3.2  Tenant's Ability to Continue Lease. If Landlord elects to
                       ----------------------------------
terminate this Lease and the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises or the proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then existing building codes to the condition existing immediately prior to the damage or destruction, and if there exist no governmental codes or regulations that would interfere with Landlord's ability to so repair or restore, then Tenant may nevertheless cause the Lease to continue in effect by (i) notifying Landlord in writing within ten (10) days after Landlord's notice of termination of Tenant's agreement to pay all costs of rebuilding or restoring not covered by insurance, and (ii) providing Landlord with reasonable security (acceptable to Landlord in its sole discretion) for or assurance of such payment. Tenant shall pay to Landlord in cash no later than thirty (30) days prior to the date of commencement of construction the reasonable estimated cost of rebuilding or restoring. In the event Tenant fails to pay such cost to Landlord by the date specified, Landlord may immediately terminate the Lease and recover from Tenant all reasonable costs incurred by Landlord in preparation for construction. If the actual cost of rebuilding or restoring exceeds the estimated cost of such work, Tenant shall pay the difference to Landlord in cash upon notification by Landlord of the final cost. If the cost of rebuilding or restoring is less than the estimated cost of such work, Tenant shall be entitled to a refund of the difference upon completion of the rebuilding or restoring and determination of final cost.

          15.4 Tenant's Election. Notwithstanding anything to the contrary
               -----------------
contained in this Paragraph 15, Tenant may elect to terminate this Lease in the event the Premises are damaged or destroyed (through no fault of Tenant) and the restoration of the Premises cannot be substantially completed within ninety (90) days after the event of damage or destruction. Tenant's election shall be made by written notice to Landlord within ten (10) days after Tenant receives from Landlord the estimate of the time needed to complete repair or restoration of the Premises. If Tenant does not deliver said notice within said ten (10) day period, Tenant may not later terminate this Lease even if substantial completion of the rebuilding or restoration occurs subsequent to said ninety (90) day period, provided that Landlord is proceeding with diligence to rebuild or restore the Premises. If Tenant delivers said notice within said ten (10) day period, this Lease shall terminate as of the date of the event of damage or destruction.

          15.5 Damage or Destruction Near End of Lease Term. Notwithstanding
               --------------------------------------------
anything to the contrary contained in this Paragraph 15, in the event the Premises are materially damaged or destroyed in whole or in part from any cause during the last twelve (12) months of the Lease Term, Landlord or Tenant may, at its option, terminate this Lease as of the date of the event of damage or destruction by giving written notice to the other of its election to do so within thirty (30) days after the event of such damage or destruction. For purposes of this Paragraph 15.5, if Tenant has been granted an option to extend or renew the Lease Term pursuant to another provision of this Lease, then the damage or destruction shall be deemed to have occurred during the last twelve
(12) months of the Lease Term if Tenant fails to exercise its option to extend or renew within thirty (30) days after the event of damage or destruction.

          15.6  Termination of Lease. If the Lease is terminated pursuant to
                --------------------
this Paragraph 15, the unused balance of the Security Deposit shall be refunded to Tenant. The current Rent shall be proportionately reduced during the period following the event of damage or destruction until the date on which Tenant surrenders the Premises, based upon the extent to which the damage or destruction interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord and Tenant, to the extent such loss is covered as an insured peril by the insurance carried by Landlord pursuant to Paragraph
8.1. All other Rentals due hereunder shall continue unaffected during such period. The proceeds of insurance carried by Tenant pursuant to Paragraph 8.2 shall be paid to Landlord and Tenant, as their interests appear.

          15.7  Abatement of Rentals. If the Premises are to be rebuilt or
                --------------------
restored pursuant to this Paragraph 15, the then current Rentals shall be proportionately reduced during the period of repair or restoration, based upon the extent to which the making of repairs interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord and Tenant, to the extent such loss is covered as an insured peril by the insurance carried, or required to be carried, by Landlord pursuant to Paragraph 8.1.

          15.8  Liability for Personal Property. Except for the negligent acts
                -------------------------------
or willful misconduct of Landlord or that of its agents, employees, contractors or invitees, in no event shall Landlord have any liability for, nor shall it be required to repair or restore, any injury or damage to any Alterations to the Premises made by Tenant, trade fixtures, equipment, merchandise, furniture, or any other property installed by Tenant or at the expense of Tenant. If Landlord or Tenant do not elect to terminate this Lease pursuant to this Paragraph 15, Tenant shall be obligated to promptly rebuild or restore the same to the condition existing immediately prior to the damage or destruction in accordance with the provisions of Paragraph 13.1.

          15.9  Waiver of Civil Code Remedies. Landlord and Tenant acknowledge
                -----------------------------
that the rights and obligations of the parties upon damage or destruction of the Premises are as set forth herein; therefore Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction of the Premises, except as specifically provided by this Lease, including without limitation any rights pursuant to the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of Section 1933 of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted, which provisions relate to the termination of the hiring of a thing upon its substantial damage or destruction.

          15.10  Damage or Destruction to the Building. The foregoing
                 -------------------------------------
notwithstanding, in the event the Building is damaged or destroyed to the extent of more than forty percent (40%) of the then replacement cost thereof, Landlord or Tenant may elect to terminate this Lease, whether or not the Premises are damaged or injured.

     16.  Condemnation.
          ------------

          16.1  Definition of Terms. For the purposes of this Lease, the term:
                -------------------
(a) "Taking" means a taking of the Premises, Common Area or Building or damage related to the exercise of the power of eminent domain and includes, without limitation, a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (b) "Total Taking" means the Taking of the entire Premises or so much of the Premises, Building or Common Area as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, that in no event shall the Taking of less than twenty percent (20%) of the Premises or fifty percent (50%) of the Building and Common Area be considered a Total Taking; (c) "Partial Taking" means the Taking of only a portion of the Premises, Building or Common Area which does not constitute a Total Taking; (d) "Date of Taking" means the date upon which the title to the Premises, Building or Common Area or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (e) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

          16.2  Rights. The parties agree that in the event of a Taking all
                ------
rights between them or in and to an Award shall be as set forth herein.

          16.3  Total Taking. In the event of a Total Taking during the Lease
                ------------
Term: (a) the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (b) Landlord shall refund to Tenant any prepaid Rent and the unused balance of the Security Deposit; (c) Tenant shall pay Landlord any Rentals due Landlord under the Lease, prorated as of the Date of Taking; (d) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award those portions of the Award attributable to trade fixtures of Tenant; and (e) the remainder of the Award shall be paid to and be the property of Landlord. Nothing contained in this Paragraph 16.3 shall be deemed to deny Tenant its right to recover awards made by the condemning authority for moving costs, relocation costs, and costs attributable to goodwill and leasehold improvements installed and paid for by Tenant.

          16.4  Partial Taking. In the event of a Partial Taking during the
                --------------
Lease Term: (a) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (b)from and after the Date of Taking the Rent shall be an amount equal to the product obtained by multiplying the then current Rent by the quotient obtained by dividing the fair market value of the Premises immediately after the Taking by the fair market value of the Premises immediately prior to the Taking; (c) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (d) the remainder of the Award shall be paid to and be the property of Landlord. In the event of a Partial Taking, Landlord shall, to the extent of severance damages received by Landlord, restore the portion of the Premises not taken into a single efficient architectural unit promptly following the date of the taking. Landlord's obligation to restore the Premises to an architectural unit is understood to be limited to the extent of severance damages received by Landlord. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a Partial Taking. Nothing contained in this Paragraph 16.4 shall be deemed to deny Tenant its right to recover awards made by the condemning authority for moving costs, relocation costs, and costs attributable to goodwill and leasehold improvements installed and paid for by Tenant.

     17.  Liens.
          -----

          17.1  Premises to Be Free of Liens. Tenant shall pay for all labor and
                ----------------------------
services performed for, and all materials used by or furnished to Tenant, Tenant's agents, or any contractor employed by Tenant with respect to the Premises. Tenant shall indemnify, defend and hold Landlord harmless from and keep the Project free from any liens, claims, demands, encumbrances, or judgments, including all costs, liabilities and attorneys' fees with respect thereto, created or suffered by reason of any labor or services performed for, or materials used by or furnished to Tenant or Tenant's agents or any contractor employed by Tenant with respect to the Premises. Landlord shall have the right, at all times, to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord and the Premises, Building, Common Area and Land, and any other party having an interest therein, from mechanics' and materialmen's liens, including without limitation a notice of nonresponsibility. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

          17.2  Notice of Lien: Bond. Should any claims of lien be filed
                --------------------
against, or any action be commenced affecting the Premises, Tenant's interest in the Premises or any other portion of the Project, Tenant shall give Landlord notice of such lien or action within five (5) business days after Tenant receives notice of the filing of the lien or the commencement of the action. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien or posting of a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

     18.  Landlord's Right of Access to Premises. Landlord reserves and shall
          --------------------------------------
have the right and Tenant and Tenant's agents shall permit Landlord and Landlord's agents to enter the Premises at any reasonable time upon reasonable notice during normal business hours (except in the event of an emergency) and subject to any security measures of Tenant that are applied to visitors to the Premises on a non-discriminatory basis for the purpose of (i) inspecting the Premises, (ii) performing Landlord's maintenance and repair responsibilities set forth herein, (iii) posting notices of nonresponsibility, (iv) placing upon the Premises at any time "For Sale" signs, (v) placing on the Premises ordinary "For Lease" signs at any time within one hundred eighty (180) days prior to Lease Termination, or at any time Tenant is in uncured default hereunder, or at such other times as agreed to by Landlord and Tenant, (vi) protecting the Premises in the event of an emergency and (vii) exhibiting the Premises to prospective purchasers or lenders at any reasonable time or to prospective tenants within one hundred eighty (180) days prior to Lease Termination. In the event of an emergency, Landlord shall have the right to use any and all means which Landlord reasonably may deem proper to gain access to the Premises and, in the event Landlord exercises such right and enters the Premises, Landlord shall take reasonable steps practicable under the circumstances to secure the Premises and shall repair, subject to the provisions of Paragraph 15 above, any damage caused by Landlord's entry. Any entry to the Premises by Landlord or Landlord's agents in accordance with this Paragraph 18 or any other provision of this Lease shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rentals payable under this Lease. Except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees, contractors or invitees, Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's or Landlord's agents' entry into the Premises as permitted by this Paragraph 18 or any other provision of this Lease. Notwithstanding anything to the contrary contained in this Lease, Landlord and Landlord's agents, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. Any entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary, and Tenant shall have the right to have an employee accompany Landlord at all times that Landlord is present on the Premises.

     19.  Landlord's Right to Perform Tenant's Covenants. Except as otherwise
          ----------------------------------------------
expressly provided herein, if Tenant shall at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, Landlord may upon ten (10) days written notice to Tenant, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent that Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All reasonable sums so paid by Landlord and all penalties, interest and reasonable costs in connection therewith shall be due and payable by Tenant as Additional Rent upon demand.

     20.  Lender Requirements.
          -------------------

          20.1  Subordination. This Lease, at Landlord's option, shall be
                -------------
subject and subordinate to the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount(s) whatsoever now or hereafter placed on or against or affecting the Premises, Building or Land, or Landlord's interest or estate therein without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Tenant's obligation to subordinate this Lease and its rights hereunder shall be subject to the granting of non-disturbance rights in favor of Tenant (to be incorporated in a Subordination, Non-disturbance and Attornment Agreement in a form reasonably acceptable to Tenant and customarily provided by Landlord's lender). If any mortgagee or beneficiary shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of such mortgage or deed of trust or the date of the recording thereof.

          20.2  Subordination Agreements. Tenant shall execute and deliver,
                ------------------------
without charge therefor, such further instruments evidencing subordination of this Lease to the lien of any mortgages or deeds of trust affecting the Premises, Building or Land as may be required by Landlord within ten (10) days following Landlord's request therefor; provided that such mortgagee or beneficiary under such mortgage or deed of trust agrees in writing that this Lease shall not be terminated or modified in any material way in the event of any foreclosure if Tenant is not in default under this Lease. Failure of Tenant to execute such instruments evidencing subordination of this Lease shall constitute a Default by Tenant hereunder.

          20.3  [Intentionally Omitted].
                 ----------------------

          20.4  Attornment. In the event of foreclosure or the exercise of the
                ----------
power of sale under any mortgage or deed of trust made by Landlord and covering the Premises, Building or Land, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease, including, but not limited to, the quiet enjoyment provisions of Paragraph 40.

          20.5  Estoppel Certificates and Financial Statements.
                ----------------------------------------------

                20.5.1  Delivery by Tenant. Tenant shall, within ten (10)
                        ------------------
business days following request by Landlord therefor and without charge, execute and deliver to Landlord any and all documents, estoppel certificates, and current financial statements of Tenant reasonably requested by Landlord in connection with the sale or financing of the Premises, Building or Land, or requested by any lender making a loan affecting the Premises, Building or Land. Landlord may require that Tenant in any estoppel certificate shall (i) certify that this Lease is unmodified and in full force and effect (or, if modified, state the nature of such modification and certify that this Lease, as so modified, is in full force and effect) and has not been assigned, (ii) certify the date to which Rentals are paid in advance, if any, (iii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specify such defaults if claimed, (iv) evidence the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises, Building or Land or a purchaser of the Premises, Building or Land from Landlord,
(v) warrant that in the event any beneficiary of any security instrument encumbering the Premises, Building or Land forecloses on the security instrument or sells the Premises, Building or Land pursuant to any power of sale contained in such security instrument, such beneficiary shall not be liable for the Security Deposit, unless the Security Deposit actually has been received by the beneficiary from Landlord, (vi) certify the date Tenant entered into occupancy of the Premises and that Tenant is conducting business at the Premises, (vii) certify that all improvements to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (viii) certify such other matters relating to the Lease and/or Premises as may be reasonably requested by a lender making a loan to Landlord or a purchaser of the Premises, Building or Land from Landlord. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises, Building or Land. Any financial statements of Tenant shall include an opinion of a certified public accountant (if available) and a balance sheet and profit and loss statement for the most recent fiscal year, or a reasonable substitute for the form of such financial information, all prepared in accordance with generally accepted accounting principles consistently applied.

               20.5.2  Nondelivery by Tenant. Tenant's failure to deliver an
                       ---------------------
estoppel certificate as required pursuant to Paragraph 20.5.1 above shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord and has not been assigned,
(ii) there are now no uncured defaults in Landlord's performance, (iii) no Rentals have been paid in advance except those that are set forth in this Lease,
(iv) no beneficiary of any security instrument encumbering the Premises, Building or Land shall be liable for the Security Deposit in the event of a foreclosure or sale under such security instrument, unless the Security Deposit actually has been received by the beneficiary from Landlord, (v) the improvements to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (vi) Tenant has entered into occupancy of the Premises on such date as may be represented by Landlord and is open and conducting business at the Premises. Tenant's failure to deliver any financial statements, estoppel certificates or other documents as required pursuant to Paragraph 20.5.1 above shall be a Default by Tenant.

     21.  Holding Over. This Lease shall terminate without further notice at the
          ------------
expiration of the Lease Term. Any holding over by Tenant after Lease Termination shall not constitute a renewal or extension of the Lease Term, nor give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after Lease Termination with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty-five percent (125%) of the monthly Rent for the month preceding Lease Termination in addition to all Additional Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after Lease Termination without Landlord's consent, Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, damage, expense, claim or liability resulting from Tenant's failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based on delay in the availability of the Premises.

     22.  Notices. Any notice required or desired to be given under this Lease
          -------
shall be in writing, and all notices shall be given by personal delivery or mailing. All notices personally given on Tenant may be delivered to any person apparently in charge at the Premises, on any corporate officer or agent of Tenant if Tenant is a corporation, or on any one signatory party if more than one party signs this Lease on behalf of Tenant; any notice so given shall be binding upon all signatory parties as if served upon each such party personally. Any notice given pursuant to this Paragraph 22 shall be deemed to have been given when personally delivered, or if mailed, when three (3) business days have elapsed from the time when such notice was deposited in the United States mail, certified or registered mail and postage prepaid, addressed to the party at the last address given for purposes of notice pursuant to the provisions of this Paragraph 22. At the date of execution of this Lease, the addresses of Landlord and Tenant are set forth in Paragraph 1.12 above.

     23.  Attorneys' Fees. In the event either party hereto shall bring any
          ---------------
action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rentals, to enforce an indemnity, defense or hold harmless obligation, to terminate the tenancy of the Premises, or to enforce, protect, interpret, or establish any term, condition, or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover, as a part of such action or proceeding, reasonable attorneys' fees and court costs, including reasonable attorneys' fees and costs for appeal, as may be fixed by the court or jury. Notwithstanding anything to the contrary contained in this Lease, "prevailing party" as used in this paragraph shall include the party who dismisses an action for recovery hereunder in exchange for sums allegedly due, performance of covenants allegedly breached or considerations substantially equal to the relief sought in the action.

     24.  Assignment. Subletting and Hypothecation.
          ----------------------------------------

          24.1  In General. Tenant shall not voluntarily sell, assign or
                ----------
transfer all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, sublease all or any part of the Premises, or permit all or any part of the Premises to be used by any person or entity other than Tenant or Tenant's employees, except as specifically provided in this Paragraph 24.

          24.2  Voluntary Assignment and Subletting.
                -----------------------------------

                24.2.1 Notice to Landlord. Tenant shall, by written notice,
                       ------------------
advise Landlord of Tenant's desire on a stated date (which date shall not be less than fifteen (15) days nor more than ninety (90) days after the date of Tenant's notice) to assign this Lease or to sublet all or any part of the Premises for any part of the Lease Term. Tenant's notice shall state the name, legal composition and address of the proposed assignee or subtenant, and Tenant shall provide the following information to Landlord with said notice: a true and complete copy of the proposed assignment agreement or sublease; a financial statement of the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the assignment or sublease; the nature of the proposed assignee's or subtenant's business to be carried on in the Premises; the payments to be made or other consideration to be given on account of the assignment or sublease; and such other pertinent information as may be reasonably requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed assignment or sublease and the prospective assignee or subtenant. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this Paragraph 24.2. Tenant shall immediately notify Landlord of any modification to the proposed terms of such assignment or sublease. Tenant may withdraw its notice at any time prior to or after exercise by Landlord of Landlord's right to terminate as described in Paragraph 24.2.2.

                24.2.2 [Intentionally Omitted].
                       ----------------------

                24.2.3 Landlord's Consent. Landlord shall not unreasonably
                       ------------------
withhold or delay its consent to the proposed assignment or subletting, on the terms and conditions specified in said notice. Landlord's decision whether or not to consent to the proposed assignment or subletting shall be made in writing within fifteen (15) days after Tenant has delivered to Landlord its notice as described in Paragraph 24.2.1 above and all information reasonably requested by Landlord pursuant to the terms of Paragraph
24.2 above. Landlord's failure to make a decision whether or not to consent to a proposed assignment or subletting within the fifteen (15) day period prescribed above, shall be deemed an election by Landlord to approve such assignment or subletting. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed assignment or sublease, if Landlord withholds its consent where Tenant is in default at the time of the giving of Tenant's notice or at any time thereafter, or where the net worth of the proposed assignee (according to generally accepted accounting principles) is less than the net worth of Tenant at the time this Lease is executed, such withholding of consent shall be presumptively reasonable. Fifty percent (50%) of any and all rent paid by an assignee or subtenant in excess of the Rentals to be paid under this Lease (prorated in the event of a sublease of less than the entire Premises), after Tenant's deduction therefrom of all reasonable costs to effect the assignment or subletting, including without limitation, brokerage commissions, attorneys' fees, and the cost of leasehold improvements or alterations installed or redecorating performed by Tenant for the sublessee, shall be paid directly to Landlord, as Additional Rent, at the time and place specified in this Lease. For the purposes of this Paragraph 24, the term "rent" shall include any consideration of any kind received, or to be received, by Tenant from an assignee or subtenant, if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to key money, bonus money, and payments (in excess of the fair market value thereof) for Tenant's assets, fixtures, trade fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Tenant. Any assignment or subletting without Landlord's consent shall be voidable at Landlord's option, and shall constitute a Default by Tenant. Landlord's consent to any one assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 24 as to any subsequent assignment or sublease nor a consent to any subsequent assignment or sublease; further, Landlord's consent to an assignment or sublease shall not release Tenant from Tenant's obligations under this Lease, and Tenant shall remain jointly and severally liable with the assignee or subtenant.

                24.2.4  Assumption of Obligations. In the event Landlord
                        -------------------------
consents to any assignment, such consent shall be conditioned upon the assignee expressly assuming and agreeing to be bound by each of Tenant's covenants, agreements and obligations contained in this Lease, pursuant to a written assignment and assumption agreement in a form reasonably approved by Landlord. Landlord's consent to any assignment or sublease shall be evidenced by Landlord's signature on said assignment and assumption agreement or on said sublease or by a separate written consent. In the event Landlord consents to a proposed assignment or sublease, such assignment or sublease shall be valid and the assignee or subtenant shall have the right to take possession of the Premises only if an executed original of the assignment or sublease is delivered to Landlord, and such document contains the same terms and conditions as stated in Tenant's notice to Landlord given pursuant to Paragraph 24.2.1 above, except for any such modifications to which Landlord has consented in writing.

          24.3  Collection of Rent. Tenant hereby irrevocably gives to and
                ------------------
confers upon Landlord, as security for Tenant's obligations under this Lease, the right, power and authority to collect all rents from any assignee or subtenant of all or any part of the Premises as permitted by this Paragraph 24, or otherwise, and Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; provided, however, that until the occurrence of any Default by Tenant, subject to applicable cure periods, or except as provided by the provisions of Paragraph 24.2.3 above, Tenant shall have the right to collect such rent. Upon the occurrence of any Default by Tenant, Landlord may at any time without notice in Landlord's own name sue for or otherwise collect such rent, including rent past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, toward Tenant's obligations under this Lease. Landlord's collection of such rents shall not constitute an acceptance by Landlord of attornment by such subtenants. In the event of a Default by Tenant, Landlord shall have all rights provided by this Lease and by law, and Landlord may, upon re-entry and taking possession of the Premises, eject all parties in possession or eject some and not others, or eject none, as Landlord shall determine in Landlord's sole discretion.

          24.4  Corporations and Partnerships. If Tenant is a partnership, any
                -----------------------------
withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more (cumulatively) of the partnership, any assignment(s) of fifty percent (50%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, any sale or transfer (or cumulative sales or transfers) of the capital stock of Tenant in excess of fifty percent (50%), or any sale (or cumulative sales) of all of the assets of Tenant shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. Any such withdrawal or substitution of partners or assignment of any interest in or dissolution of a partnership tenant, and any such sale of stock or assets of a corporate tenant without the prior written consent of Landlord shall be a Default by Tenant hereunder. The foregoing notwithstanding, the sale or transfer of any or all of the capital stock of a corporation, the capital stock of which is now or hereafter becomes publicly traded, shall not be deemed an assignment of this Lease.

     Notwithstanding anything to the contrary contained in this Lease, Tenant, without Landlord's prior written consent (but with notice to Landlord), may sublet the Premises or assign this Lease to (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action; or (iii) a purchaser of substantially all of Tenant's assets located at the Premises, provided that in either of the latter two instances the successor or purchaser has a net worth not less than the net worth of Tenant at the time that Tenant executes this Lease (each, a "Permitted Assignee"). Notwithstanding that a Transfer is made to a Permitted Assignee, Tenant shall not be released from any of its obligations under this Lease and such Permitted Assignee shall be required to assume all of Tenant's obligations hereunder as a condition to such transfer being permitted without Landlord's prior written consent.

          24.5  Reasonable Provisions. Tenant expressly agrees that the
                ---------------------
provisions of this Paragraph 24 are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time, under bankruptcy laws, or for any other purpose.

          24.6  Attorneys' Fees. Tenant shall pay, as Additional Rent,
                ---------------
Landlord's reasonable attorneys' fees for reviewing, investigating, processing and/or documenting any requested assignment or sublease, whether or not Landlord's consent is granted.

          24.7  Involuntary Transfer. No interest of Tenant in this Lease shall
                --------------------
be assignable involuntarily or by operation of law, including, without limitation, the transfer of this Lease by testacy or intestacy. Each of the following acts shall be considered an involuntary assignment:~

                24.7.1 If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or a proceeding under any bankruptcy law is instituted in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

                24.7.2  Levy of a writ of attachment or execution on this Lease;

                24.7.3 Appointment of a receiver with authority to take possession of the Premises in any proceeding or action to which Tenant is a party; or

                24.7.4 Foreclosure of any lien affecting Tenant's interest in the Premises, which lien was not consented to by Landlord pursuant to Paragraph 24.9.

     An involuntary assignment shall constitute a Default by Tenant and Landlord shall have the right to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. In the event the Lease is not terminated, the provisions of Paragraph 24.2.3 regarding rents paid by an assignee or subtenant shall apply. If a writ of attachment or execution is levied on this Lease, or if any involuntary proceeding in bankruptcy is brought against Tenant or a receiver is appointed, Tenant shall have sixty (60) days in which to cause the attachment or execution to be removed, the involuntary proceeding dismissed, or the receiver removed.

          24.8  Hypothecation. Tenant shall not hypothecate, mortgage or
                -------------
encumber Tenant's interest in this Lease or in the Premises or otherwise use this Lease as a security device in any manner without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Consent by Landlord to any such hypothecation or creation of a lien or mortgage shall not constitute consent to an assignment or other transfer of this Lease following foreclosure of any permitted lien or mortgage.

          24.9  Binding on Successors. The provisions of this Paragraph 24
                ---------------------
expressly apply to all heirs, successors, sublessees, assignees and transferees of Tenant.

     25.  Successors. Subject to the provisions of Paragraph 24 above and
          ----------
Paragraph 30.2.1 below, the covenants, conditions, and agreements contained in this Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns.

     26.  Landlord Default: Mortgage Protection. Landlord shall not be in
          -------------------------------------
default under this Lease unless Tenant shall have given Landlord written notice of the breach and, within thirty (30) days after notice, Landlord has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion. Any money judgment obtained by Tenant based upon Landlord's breach of this Lease shall be satisfied only out of the proceeds of the sale or disposition of Landlord's interest in the Premises (whether by Landlord or by execution of judgment). In the event of any default on the part of Landlord under this Lease, Tenant shall give notice by registered or certified mail to any beneficiary of a deed of trust or any mortgagee of a mortgage affecting the Premises, Building or Land whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or through appointment of a receiver, if such should prove necessary to effect a cure.

     27.  Exhibits. All exhibits attached to this Lease shall be deemed to be
          --------
incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full in the body of the Lease.

     28.  Surrender of Lease Not Merger. The voluntary or other surrender of
          -----------------------------
this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenants.

     29.  Waiver. The waiver by either party of any breach of any term, covenant
          ------
or condition herein contained (or the acceptance by either party of any performance by the other after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein contained, unless otherwise expressly agreed to by the party waiving such performance in writing. The acceptance by Landlord of any sum less than that which is required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Landlord, in Landlord's reasonable discretion, if Tenant does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in any letter of transmittal. The acceptance by Landlord of any sum tendered by a purported assignee or transferee of Tenant shall not be deemed a consent by Landlord to any assignment or transfer of Tenant's interest herein. No custom or practice which may arise between the parties hereto in the administration of the terms of this Lease shall be construed as a waiver or diminution of each party's right to demand performance by the other in strict accordance with the terms of this Lease.

     30.  General.
          -------

          30.1  Captions and headings. The captions and paragraph headings used
                ---------------------
in this Lease are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this Lease, and shall not be deemed relevant in resolving any question of interpretation or construction of any paragraph of this Lease.

          30.2  Definitions.
                -----------

                30.2.1  Landlord. The term Landlord as used in this Lease, so
                        --------
far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the Premises. In the event of any transfer(s) of such interest, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of such transfer, it being intended that the covenants and obligations contained in this Lease on the part of Landlord shall be binding on Landlord and its successors and assigns only during and in respect of their respective periods of ownership of the fee; provided that any funds in the possession of Landlord or the then grantor and as to which Tenant has an interest, less any deductions permitted by law or this Lease, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the provisions of this Paragraph 30.2.1, be binding upon each Landlord and such Landlord's heirs, personal representatives, successors and assigns only during its respective period of ownership. Except as provided in this Paragraph 30.2.1, this Lease shall not be affected by any transfer of Landlord's interest in the Premises, and Tenant shall attorn to any transferee of Landlord provided that all of Landlord's obligations hereunder are assumed in writing by such transferee.

                30.2.2 Agents. For purposes of this Lease and without otherwise
                       ------
affecting the definition of the word "agent" or the meaning of an "agency," the term "agents" shall be deemed to include the agents, employees, officers, directors, servants, invitees, contractors, successors, representatives, subcontractors, guests, customers, suppliers, partners, affiliated companies, and any other person or entity related in any way to the respective party, Tenant or Landlord.

                30.2.3 Interpretation of Terms. The words "Landlord" and
                       -----------------------
"Tenant" as used herein shall include the plural as well as the singular. Words in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter.

          30.3  Copies. Any executed copy of this Lease shall be deemed an
                ------
original for all purposes.

          30.4  Time of Essence. Time is of the essence as to each and every
                ------- -------
provision in this Lease requiring performance within a specified time.

          30.5  Severability. In case any one or more of the provisions
                ------------
contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. However, if Tenant's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease at the option of Landlord shall terminate.

          30.6  Governing Law. This Lease shall be construed and enforced in
                -------------
accordance with the laws of the State of California.

          30.7  Joint and Several Liability. If Tenant is more than one person
                ---------------------------
or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder. If Tenant is a husband and wife, the obligations hereunder shall extend to their sole and separate property as well as community property.

          30.8  Construction of Lease Provisions. Although printed provisions of
                --------------------------------
this Lease were prepared by Landlord, this Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language to reach a fair and equitable result.

          30.9  Tenant's Financial Statements. Tenant hereby warrants that all
                -----------------------------
financial statements delivered by Tenant to Landlord are true, correct, and complete, and prepared in accordance with generally accepted accounting principles. Tenant acknowledges and agrees that Landlord is relying on such financial statements in accepting this Lease, and that a breach of Tenant's warranty as to such financial statements shall constitute a Default by Tenant. Notwithstanding anything to the contrary contained in this Lease, Landlord shall keep confidential all such financial information received from Tenant, except that Landlord may provide such financial information to Landlord's lenders or prospective lenders with respect to the Premises.

          30.10 [Intentionally Omitted].
                 ----------------------

     31.  Signs. Tenant shall not place or permit to be placed any sign or
          -----
decoration on the Land or the exterior of the Building or that would be visible from the exterior of the Building or Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant may place "for lease" signs in connection with efforts to assign or sublease the Premises, subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided that all such signs shall be removed not later than the one hundred eightieth (180th) day prior to Lease Termination. In no event shall any such sign revolve, rotate, move or create the illusion of revolving, rotating or moving or be internally illuminated and there shall be no exterior spotlighting or other illumination on any such sign. Tenant, upon written notice by Landlord, shall immediately remove any of Tenant's signs or decorations that are visible from the exterior of the Building or Premises or that Tenant has placed or permitted to be placed on the Land or the exterior of the Building without the prior written consent of Landlord, or which remain beyond the one hundred eightieth (180th) day prior to Lease Termination. If Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter the Premises and remove such sign or decoration and Tenant shall pay Landlord, as Additional Rent upon demand, the cost of such removal. All signs placed on the Premises, Building or Land by Tenant shall comply with all recorded documents affecting the Premises, including but not limited to any Declaration of Conditions, Covenants and Restrictions; and applicable statutes, ordinances, rules and regulations of governmental agencies having jurisdiction thereof. At Landlord's option, Tenant shall at Lease Termination remove any sign which it has placed on the Premises, Land or the Building, and shall, at its sole cost, repair any damage caused by the installation or removal of such sign.

     32.  Landlord as Party Defendant. If, by reason of any act or omission by
          ---------------------------
Tenant or Tenant's agents, employees or contractors, Landlord is made a party defendant concerning this Lease, or any portion of the Project, Tenant shall indemnify Landlord against all liability actually incurred (or threatened against) Landlord as a party defendant, including all damages, costs and reasonable attorneys' fees.

     33.  Landlord Not a Trustee. Landlord shall not be deemed to be a trustee
          ----------------------
of any funds paid to Landlord by Tenant (or held by Landlord for Tenant) pursuant to this Lease, including without limitation the Security Deposit. Landlord shall not be required to keep any such funds separate from Landlord's general funds or segregated from any funds paid to Landlord by (or held by Landlord for) other tenants of the Building. Any funds held by Landlord pursuant to this Lease shall not bear interest.

     34.  Interest. Any payment due from Tenant to Landlord, except for Rent
          --------
received by Landlord within thirty (30) days after the same is due, shall bear interest from the date due until paid, at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. In addition, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord in the collection of such amounts.

     35.  Surrender of Premises. On the last day of the Lease Term or upon the
          ---------------------
sooner termination of this Lease, Tenant shall, to the reasonable satisfaction of Landlord, surrender the Premises to Landlord in the same condition as when received (reasonable wear and tear, acts of God, casualty, condemnation, Hazardous Materials other than those stored, used or disposed of by Tenant, its agents, employees, contractors or invitees, and alterations concerning which Landlord has not reserved the right to require removal excepted) with all originally painted interior walls washed, or re-painted if marked or damaged, and other interior walls cleaned and repaired or replaced, all carpets cleaned and in good condition, the air conditioning, ventilating and heating equipment inspected, serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain heating and air conditioning systems pursuant to Paragraph 10.1 above), and all floors cleaned and waxed. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Furthermore, Tenant shall immediately repair all damage to the Project caused by any such removal. If the Premises are not so surrendered at Lease Termination, Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, damage, expense, claim or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     36.  Labor Disputes. In the event Tenant shall in any manner be involved in
          --------------
or be the object of a labor dispute which subjects the Premises or any part of the Project to any picketing, work stoppage or other concerted activity which in the reasonable opinion of Landlord is detrimental to the operation of the Project or its tenants, Landlord shall have the right to require Tenant, at Tenant's own expense and within a reasonable period of time, to use Tenant's best efforts to either resolve such labor dispute or terminate or control any such picketing, work stoppage or other concerted activity to the extent necessary to eliminate any interference with the operation of the Project. To the extent such labor dispute interferes with the performance of Landlord's duties hereunder, Landlord shall be excused from the performance of such duties. Failure by Tenant to use its best efforts to so resolve such dispute or terminate or control such picketing, work stoppage or other concerted activity within a reasonable period of time shall constitute a Default by Tenant hereunder. Nothing contained in this Paragraph 36 shall be construed as placing Landlord in an employer/employee relationship with any of Tenant's employees or with any other employees who may be involved in such labor dispute.

     37.  No Partnership or Joint Venture. Nothing in this Lease shall be
          -------------------------------
construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

     38.  Entire Agreement. Any agreements, warranties, or representations not
          ----------------
expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Landlord and its agents and Tenant and its agents with respect to the Project or this Lease. This Lease constitutes the entire agreement between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until and unless set forth in a written instrument signed by both Landlord and Tenant.

     39.  Submission of Lease. Submission of this instrument for Tenant's
          -------------------
examination or execution does not constitute a reservation of space nor an option to lease. This instrument shall not be effective until executed by both Landlord and Tenant (and approved by Landlord's lender holding a security interest in the Building if required). Execution of this Lease by Tenant shall constitute an offer by Tenant to lease the Premises, which offer shall be deemed accepted by Landlord when this Lease is executed by Landlord and delivered to Tenant.

     40.  Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon
          ---------------
Tenant paying Rentals and performing its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to the terms of this Lease and of any mortgages or deeds of trust affecting the Premises, and the rights reserved by Landlord hereunder. Any purchaser upon any foreclosure or exercise of the power of sale under any mortgage or deed of trust made by Landlord and covering the

Premises, Building or Land to whom Tenant attorns pursuant to Paragraph 20.4 above shall be bound by the terms of this Paragraph 40.

     41.  Authority. The undersigned parties hereby warrant that they have
          ---------
proper authority and are empowered to execute this Lease on behalf of the Landlord and Tenant, respectively. If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation (or on behalf of said partnership in accordance with the partnership agreement of such partnership), and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, and this Lease is not executed by two corporate officers, Tenant shall, upon execution of this Lease, deliver to Landlord evidence of the authority of the individual executing this Lease on behalf of Tenant to execute this Lease on behalf of Tenant. In the event Tenant should fail to deliver such evidence to Landlord upon execution of this Lease, Landlord shall not be deemed to have waived its right to require delivery of such evidence, and at any time during the Lease Term Landlord may request Tenant to deliver the same, and Tenant agrees it shall thereafter promptly deliver such evidence to Landlord. If Tenant is a corporation, Tenant warrants that:

          41.1  Tenant is a valid and existing corporation;

          41.2  Tenant is qualified to do business in California;

          41.3 All fees and all franchise and corporate taxes are paid to date, and will be paid when due;

          41.4  All required forms and reports will be filed when due; and

          41.5 The signers of this Lease are properly authorized to execute this Lease.

     42.  Brokers. Landlord and Tenant each represent and warrant to the other
          -------
that it has had no dealings with any person, firm, broker or finder other than Jeffry S. Nochimson and Donald Reiman of Colliers Parrish International, Inc. ("Colliers Parrish") and Randolph F. Lamb and Kimberly A. Gates of Cornish & Carey Commercial ("Cornish & Carey"), in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than Colliers Parrish and Cornish & Carey is entitled to a commission or finder's fee in connection with said transaction. Landlord agrees to pay Colliers Parrish a brokerage commission in connection with this Lease pursuant to the terms of a separate written agreement between Landlord and Colliers Parrish. Any brokerage commission or finder's fee payable to Cornish & Carey in connection with this Lease shall be paid to Cornish & Carey by Colliers Parrish pursuant to a separate agreement between them. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party, including any costs, expenses and/or attorneys' fees reasonably incurred with respect thereto. The obligation to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of this Lease.

     43.  Right of First Refusal. Provided that (i) Tenant is not in default
          ----------------------
(beyond any applicable cure period) under this Lease; (ii) this Lease is in full force and effect; and (iii) Tenant has not assigned this Lease and is in physical occupancy of at least 50% of the area of the Premises (excluding transfers not requiring Landlord's consent hereunder); then, and only then, Tenant shall have the right of first refusal to lease the First Refusal Space (as defined below) pursuant to the terms and conditions set forth below. If, subject to the terms of the immediately preceding sentence, at any time during the initial five year Lease Term, Landlord reaches an agreement with a third party who desires to lease any available space within the building located at 1800 Green Hills Road in Scotts Valley (the "First Refusal Space"), Landlord shall give Tenant written notice of the terms and conditions on which such third party is willing to lease the First Refusal Space ("Offer") and Tenant shall have a right of first refusal to lease the First Refusal Space on the same terms and conditions set forth in the Offer. Tenant may exercise its right of first refusal hereunder by giving Landlord written notice of such exercise within seven days after the date of Tenant's receipt of the Offer. To be valid, Tenant's exercise of such right of first refusal must be unqualified and unconditional, and once timely exercised, may not be rescinded by Tenant. Tenant's failure to give written notice of its exercise of the right of first refusal within said seven day period referred to above shall be deemed Tenant's waiver of its right of first refusal to lease the First Refusal Space as provided herein. If Tenant gives timely written notice of its exercise of the right of first refusal, then Landlord shall prepare an amendment to this Lease that incorporates the First Refusal Space into the Premises or a new lease covering the First Refusal Space on the applicable terms and conditions set forth in the third party Offer and otherwise on the terms and conditions set forth in this Lease (except that Landlord shall not be obligated to furnish any tenant improvement allowance with respect to the First Refusal Space unless set forth in the third party Offer). Landlord and Tenant agree to execute an amendment to this Lease that incorporates the First Refusal Space into the Premises or a new lease covering the First Refusal Space as contemplated herein within fifteen days after Landlord delivers the same to the Tenant; If Tenant fails to timely exercise its right of first refusal in accordance with the terms set forth above, then Tenant's right of first refusal with respect to the First Refusal Space shall be deemed terminated and Landlord shall have the unfettered right, notwithstanding the provisions of Paragraph 44 below, to lease the First Refusal Space to any third party on terms and conditions not substantially more favorable to the proposed tenant than those set forth in the third party Offer. For purposes of this Paragraph 43, the term "substantially more favorable" shall mean a rental rate of less than 95% of the rental rate offered to Tenant pursuant to the third party Offer. If Landlord leases the First Refusal Space to a third party in accordance with the terms set forth above, such third party shall be deemed to lease such First Refusal Space free and clear of any rights of Tenant to such First Refusal Space and also free and clear of any right Tenant may have to expand into such First Refusal Space pursuant to the terms of Paragraph 44 below. If, however, Landlord has not leased the First Refusal Space to a third party as provided above within sixty (60) days following the date Tenant waives its right of first refusal or the date such right of first refusal lapses without Tenant having timely exercised such right, then Tenant's right of first refusal shall revive automatically.

     44.  Expansion Option. Provided that (i) Tenant is not in default (beyond
          ----------------
any applicable cure period) under this Lease; (ii) this Lease is in full force and effect; and (iii) Tenant has not assigned this Lease and is in physical occupancy of at least 50% of the area of the Premises (excluding transfers not requiring Landlord's consent hereunder); then, and only then, Tenant shall have an option, pursuant to the terms and conditions of this Paragraph 44, but subject to Landlord's rights under Paragraph 43 above, to lease all or any portion of the entire balance of the second floor, consisting of approximately eleven thousand two hundred sixty-six useable square feet, as designated on the plan attached hereto as Exhibit "E" (the "Expansion Area"). If Tenant exercises
                        ----------
the option to expand as to less than the entire Expansion Area, then, (i) as to the portion of the Expansion Area to which Tenant's notice of exercise is given, such portion must be contiguous to the Premises then being leased by Tenant hereunder (or contiguous to any Substituted Expansion Space then being leased by Tenant hereunder (if applicable)), (ii) the portion of the Expansion Area which Tenant elects not to expand into must be of a size and configuration which is reasonably marketable, and Tenant may not lease any portions of the interior Common Areas included within the Expansion Area, if any, such as bathrooms, janitorial closets, elevators or phone rooms (unless Tenant leases the entire Expansion Area). Tenant may exercise the option to expand described herein at any time, or from time to time in stages, commencing with the twelfth month of the initial five year Lease Term and terminating at the expiration of the initial five year Lease Term by delivering to Landlord its irrevocable written notice of such exercise. To be valid, Tenant's exercise of its option to expand must be unqualified and unconditional, and once timely exercised, may not be rescinded by Tenant. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise of the expansion option. If Tenant fails to deliver written notice of its exercise of the expansion option to Landlord during the expansion option exercise period described above, then the expansion option shall expire and be of no further force and effect and Landlord shall be free to lease the Expansion Area or applicable portion thereof (and/or Substituted Expansion Space, if applicable) to third parties.


     If Tenant timely exercises the expansion option, and the Expansion Area described above or applicable portion thereof (or such portion of the Expansion Area and/or other comparable space Landlord is willing to lease located in the first floor of the Building or the first and/or second floors of the building located at 1700 Green Hills Road that is of a size comparable to the square footage of the Expansion Space, which comparable space is hereinafter referred to as the "Substituted Expansion Space") desired to be let by Tenant is available for lease, then Landlord shall prepare, and Landlord and Tenant shall execute, an amendment to this Lease that incorporates the Expansion Area or applicable portion thereof (and/or Substituted Expansion Space, if applicable) being let by Tenant into the Premises and subjects the Expansion Area or applicable portion thereof (and/or Substituted Expansion Space) being let by Tenant to all of the terms and conditions of this Lease, except (i) Tenant shall not have any rights of early occupancy of the Expansion Area or applicable portion thereof (and/or Substituted Expansion Space, if applicable) being let by Tenant; (ii) the term of the Lease with respect to the Expansion Space or applicable portion thereof (and/or the Substituted Expansion Space, if applicable) being let by

Tenant shall commence immediately following the exercise of such expansion option and shall terminate concurrently with the Lease Term, (iii) Tenant's proportionate share of Common Area Expenses and number of non-exclusive parking spaces allocated to Tenant shall be adjusted based on the leasable square footage included in the expansion space leased by Tenant, and (iv) Landlord shall grant Tenant an allowance for the construction of tenant improvements in the Expansion Area or applicable portion thereof (and/or Substituted Expansion Space, if applicable) in an amount equal to the product obtained by multiplying Four Dollars ($4.00) per square foot of the Expansion Space or applicable portion thereof (and/or Substituted Expansion Space, if applicable) being let by Tenant by a fraction, the numerator of which is the number of months remaining in the initial five year Lease Term and the denominator of which is equal to sixty months. The amendment shall attach an Improvement Agreement similar to the attached hereto as Exhibit "C" for the construction of tenant improvements in the Expansion Area or applicable portion thereof (and/or Substituted Expansion Space, if applicable) being let by Tenant. Landlord and Tenant agree to execute the amendment within fifteen days after the date Landlord delivers the same to Tenant. In the event Tenant timely exercises the expansion option described above in accordance with the terms set forth above and the Expansion Area desired to be let by Tenant is not available for lease by Tenant at the time of such exercise of the expansion option, then, provided Landlord does not have alternative space available for lease on the first floor of the Building located at 1800 Green Hills Road or on either the first or second floors of the building located at 1700 Green Hills Road that is comparable to the Expansion Area space desired to be let by Tenant to accommodate Tenant's expansion space requirement (which requirement cumulatively or individually shall not exceed the square footage of the Expansion Area), then Tenant shall have the right to terminate this Lease on the following conditions:

          (a) Tenant shall give Landlord at least four months advance written notice of the date of termination of the Lease specifying the date of termination of the Lease; provided, however, Tenant's right to terminate the Lease for lack of available Expansion Area and/or Substituted Expansion Space as provided above shall not be effective prior to expiration of the thirty-sixth (36/th/) month of the Lease Term.

          (b) On the effective date of such termination of the Lease, Tenant shall pay to Landlord, in addition to any Rentals or other sums owing to Landlord, an amount equal to the sum of the unamortized leasing commissions, tenant improvement allowances and other fees paid or incurred by Landlord in connection with this Lease.

     IN WITNESS WHEREOF, the parties have executed this Lease effective as of the date set forth below.

LANDLORD:                             TENANT:

BORLAND INTERNATIONAL, INC., a        UNIDIRECT CORPORATION, a
Delaware corporation                  California corporation

By: /s/ [SIGNATURE ILLEGIBLE]         By: /s/ [SIGNATURE ILLEGIBLE]
   ----------------------------          ------------------------------
Title: VP Fin. & CFO                  Title:  PRESIDENT
      -------------------------             ---------------------------
Date:  8/6/96                         Date:     7/30/96
     --------------------------            ----------------------------

                                  EXHIBIT "C"

                             IMPROVEMENT AGREEMENT
                             ---------------------


     This Improvement Agreement is made part of that Lease dated July 29, 1996 (the "Lease") by and between BORLAND INTERNATIONAL, INC., a Delaware corporation ("Landlord") and UNIDIRECT CORPORATION, a corporation ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:


     1.   Purpose of Improvement Agreement. The purpose of the Improvement
          --------------------------------
Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of the Tenant Improvements in the Premises.

     2.   Definitions. As used in this Improvement Agreement, the following
          -----------
terms shall have the following meanings, and initially capitalized terms which are not defined below, but which are defined in the Lease and which are used in this Improvement Agreement, shall have the meanings ascribed to them in the
Lease:

          (a)  Final Tenant Improvement Plans.  The term "Final Tenant
               ------------------------------
Improvement Plans" shall mean those plans and specifications for the Tenant Improvements to be constructed by Tenant which are to be prepared by Tenant and approved by Landlord pursuant to Paragraph 3 below.

          (b)  Tenant Improvements. The term "Tenant Improvements" shall mean
               -------------------
the tenant improvements to be constructed by Tenant in accordance with the Final Tenant Improvement Plans and which shall be consistent with building standard improvements.

          (c)  TI Costs. The terms "TI Costs" shall mean and include all costs
               --------
and expenses incurred by Tenant for any or all of the following: architectural and engineering fees and costs, all building permits fees and taxes and other governmental fees and taxes required for the construction and occupancy of the Tenant Improvements all of Tenant's contractors' and subcontractors' prices and fees for constructing the Tenant Improvements, including the cost of all partitions, utility systems, fire sprinkler systems, heating, ventilating and air conditioning systems and equipment, roof screens, electrical distribution facilities, wiring, data, telephone and phone system installation, lighting, ceilings, installations of fixtures and equipment, restrooms, carpeting, and all other improvements and alterations required to prepare the Building for occupancy by Tenant in accordance with the Final Tenant Improvement Plans. TI Costs shall not include the cost of constructing or installing the demising wall separating the Premises from the balance of the second floor space. The parties hereto agree that Landlord shall be responsible for constructing or installing, or causing to be constructed or installed, the demising wall referred to above and that the cost of constructing such demising wall shall not be included in the TI Costs.

          (d)  Maximum TI Allowance. The term "Maximum TI Allowance" shall mean
               --------------------
a an amount equal to the product obtained by multiplying the rentable square footage of the Premises by Four Dollars ($4.00) per rentable square foot.

          (e)  Excess TI Costs. The term "Excess TI Costs" shall mean all TI
               ---------------
Costs in excess of the Maximum TI Allowance.

     3.   Design of Tenant Improvements.
          -----------------------------

          (a)  Preliminary Tenant Improvement Plans. Tenant shall, on or before
               ------------------------------------
September 1, 1996, prepare and deliver to Landlord for its review and approval preliminary plans for the Tenant Improvements, which preliminary plans shall show Tenant's desired floor plan, layout, electrical requirements, HVAC requirements and general requirements in sufficient detail in order to permit Tenant's architect to prepare working drawings for the Tenant Improvements (the "Preliminary Tenant Improvement Plans"). The Preliminary Tenant Improvement Plans shall reflect building standard improvements. Within ten (10) business days after receipt of the Preliminary Tenant Improvement Plans, Landlord shall either approve such plans or notify Tenant in writing of any request for changes to the Preliminary Tenant Improvement Plans. If Landlord submits any request for changes, the parties shall meet and confer to develop Preliminary Tenant Improvement Plans that are acceptable to both Landlord and Tenant within five
(5) business days after Landlord has notified Tenant of its request for changes.

          (b)  Development and Approval of Tenant Improvement Plans. Once the
               ----------------------------------------------------
Preliminary Tenant Improvement Plans have been approved by Landlord and Tenant, Tenant shall cause Tenant's architect to complete and submit to Landlord for its approval final working drawings for the Tenant Improvements that are consistent with and are logical evolutions of the Preliminary Tenant Improvement Plans approved by the parties. Landlord shall approve the final working drawings for the Tenant Improvements or notify Tenant in writing of its specific request for changes within ten (10) business days after receipt of the working drawings from Tenant. If Landlord submits any request for changes, the parties shall confer and reach agreement upon the final working drawings for the Tenant Improvements within five (5) business days after Landlord has notified Tenant of its request for changes. When Landlord and Tenant agree upon the final working drawings for the Tenant Improvements, a representative of each shall sign the same. The final working drawings so approved by Landlord and Tenant are referred to herein as the "Final Improvement Plans".

     4.   Construction of Tenant Improvements. After the Final Improvement Plans
          -----------------------------------
have been approved by the parties hereto, Tenant shall put such Plans out to competitive bid and Tenant shall select the lowest qualified bidder acceptable to Tenant to perform such Tenant Improvement work. Prior to the commencement of the construction of the Tenant Improvements, Tenant shall submit to Landlord for its approval (which shall not be unreasonably withheld), Tenant's construction contract for the Tenant Improvements. Landlord also shall have the right but not the obligation nor the duty, to reasonably disapprove any such contractor (or subcontractors) who, in Landlord's good faith determination, is financially or otherwise unqualified. The failure of Landlord to disapprove a contractor or subcontractor shall not constitute a warranty that any contractor or subcontractor not so disapproved is in fact qualified. Following Landlord's approval of the Final Tenant Improvement Plans and Tenant's contractor and subcontractors, Tenant shall promptly commence construction and installation of the Tenant Improvements and shall thereafter pursue the same diligently to completion. Any damage to the Building caused by Tenant or its contractors or subcontractors in connection with the construction of the Tenant Improvements shall be repaired at Tenant's expense. Tenant shall be responsible for obtaining all necessary permits and approvals required for the construction and installation of the Tenant Improvements. All work done in connection with the Tenant Improvements shall be performed in compliance with all applicable laws, ordinances, rules, orders and regulations of all federal, state, county and municipal governments or agencies now in force or that may be enacted hereafter and with all directives rules and regulations of the fire marshal, health officer, building inspector or other proper officers of any governmental agency now having or hereafter acquiring jurisdiction. If the construction of the Tenant Improvements triggers compliance with the Americans With Disabilities Act, or the regulations promulgated thereunder ("ADA") in the Common Areas, then Landlord, at its sole cost, shall be responsible for such ADA compliance in the Common Areas. If construction of the Tenant Improvements triggers compliance with ADA in the Premises, then Tenant, at its cost, shall be responsible for such ADA compliance in the Premises.

     5.   Changes to Approved Plans. There shall be no changes to the approved
          -------------------------
Final Tenant Improvement Plans without the prior written consent of Landlord. All change orders requested by Tenant shall be made in writing. Any change not approved or disapproved by Landlord within five (5) business days of Landlord's receipt of detailed plans and specifications therefor shall be deemed disapproved.

     6.   Purpose of Maximum TI Allowance. The Maximum TI Allowance shall be
          -------------------------------
used by Tenant to construct general purpose interior leasehold improvements in the Building. As used herein "general purpose interior leasehold improvements" shall mean and refer to interior improvements which may be of permanent improvement to the Building (e.g., permanent partitions; window, wall and floor coverings; HVAC equipment and wiring; electrical distribution facilities and wiring; lighting and utility fixtures); and shall not mean and include any "special purpose improvements" needed by Tenant for the conduct of its business or which might not be a permanent improvement to the Premises (e.g., demountable partitions, special operating equipment, trade fixtures of Tenant, special security requirements, and cabinet and fixture work). For purposes hereof, general purpose improvements shall include the installation of Tenant's new phone system in the Premises. In determining whether any interior improvement is a "general purpose interior leasehold improvement" or a "special purpose improvement", the parties shall take into account the kind, quality, and amount of such improvements, their location in the Premises, and their relationship to the other improvements.

     7.   Payment of TI Costs. The TI Costs for the Tenant Improvements shall be
          -------------------
paid by Landlord and Tenant as follows:

          (a)  Maximum TI Allowance. Landlord shall contribute the Maximum TI
               --------------------
Allowance toward the TI Costs, in the manner set forth below, but subject to the satisfaction of the conditions set forth in Paragraphs 8 and 9 below.

          (b)  Excess TI Costs. Tenant shall pay the full amount of all Excess
               ---------------
TI Costs, in the manner set forth below.

          (c)  Progress Payments During Construction. During the course of
               -------------------------------------
construction of the Tenant Improvements, each progress payment due to Tenant's contractor or to any subcontractor or material supplier shall be paid by Landlord and Tenant as follows: (i) Landlord shall pay a fraction of each progress or other payment, which fraction shall have as its numerator the Maximum TI Allowance and shall have as its denominator Tenant's estimate of the total TI Costs to complete construction of the Tenant Improvements, less a ten percent (10%) retention; and (ii) Tenant shall pay the balance of each progress or other payment. The ten percent (10%) retention shall be paid by Landlord to Tenant thirty-five (35) days after the timely filing of a Notice of Completion or, if no Notice of Completion is filed, then ninety-five (95) days after substantial completion of the Tenant Improvements, in each case assuming such period shall expire without the filing of any lien claims

     8.   Conditions Precedent. Landlord shall not be obligated to make any
          --------------------
disbursements of the Maximum TI Allowance to or for the benefit of Tenant unless at the time of each request for disbursement, all of the following conditions are satisfied:

          (a) Such request shall be made prior to the date which is one (1) year following the Commencement Date; it being understood and agreed that any portion of the Maximum TI Allowance which is not required to be disbursed to Tenant pursuant to the terms hereof shall be retained by Landlord and shall not
                                                                            ---
be credited against Tenant's Rental obligations or paid to Tenant;

          (b) There shall exist no condition, event or act which would constitute an event of default hereunder or under the Lease;

          (c)  The Lease shall be in full force and effect;

          (d) Tenant shall have furnished to Landlord receipted bills and releases of lien rights (in statutory form) covering work done and/or materials furnished in connection with the construction of the Tenant Improvements.

     9.   Disbursement Procedures. Tenant may request disbursements from the
          -----------------------
Maximum TI Allowance not more frequently than once each month. No disbursements shall be made until Landlord has approved the Final Tenant Improvement Plans. Each request for disbursement shall be accompanied by (i) an itemized statement, in form and content reasonably acceptable to Landlord; (ii) lien releases in statutory form from all persons and entities providing work or materials covered by such statement; and (iii) invoices, vouchers, statements, affidavits and/or other documents in a form reasonably acceptable to Landlord which substantiate and justify the disbursement requested. Landlord shall make disbursements of the Maximum TI Allowance within thirty (30) days after Landlord's receipt of each fully completed disbursement request directly to Tenant or, at Landlord's option, directly to contractors, contractors, laborers or suppliers entitled thereto; provided, however, Landlord reserves the right to subsequently disapprove some or all of the matters disclosed by such disbursement request and to withhold the amounts relating to the disapproved matters from the next succeeding disbursement. Prior to or at the time of each disbursement hereunder for construction costs, Tenant shall deliver to Landlord lien waivers in a form reasonably satisfactory to Landlord from Tenant's prime contractor to whom funds were disbursed under the previous disbursement.

     10.  Inspections. In addition to Landlord's right under the Lease to enter
          -----------
the Premises for the purpose of posting notices of nonresponsibility, Landlord, its officers, agents or employees, shall have the right at all reasonable times to enter upon the Premises and inspect the Tenant Improvements to determine that the same are in conformity with the Final Tenant Improvement Plans and all requirements hereof. Landlord, however, is under no obligation to supervise, inspect or inform Tenant of the progress of construction and Tenant shall not rely upon Landlord therefor.

     11.  Protection Against Lien Claims. In addition to the Lease, Tenant
          ------------------------------
agrees to fully pay and discharge all claims for labor done and materials and services furnished in connection with the construction of the Tenant Improvements, to diligently file or procure the filing of a valid Notice of Completion upon completion of construction and within ten (10) days thereafter, to diligently file or procure the filing of a Notice of Cessation upon a cessation of labor on the Tenant Improvements for a continuous period of thirty
(30) days or more, and to take all other reasonable steps to forestall the assertion of claims of lien against the Premises, the Parcel, or any part thereof or right or interest appurtenant thereto. The provisions of Paragraph 7 notwithstanding, Tenant acknowledges that no portion of the Maximum TI Allowance shall be disbursed to or for the benefit of Tenant until Landlord has received satisfactory evidence of the release or removal (including removal by appropriate surety bond) of all recorded mechanics' liens and bonded stop notices, the payment or satisfaction of which was covered by any prior disbursement of the Maximum TI Allowance.

     12.  Default. Each of the following events shall constitute an event of
          -------
default hereunder:

          (a) Substantial deviations in construction work from the Final Tenant Improvement Plans, without the prior approval of Landlord or the appearance of defective workmanship or materials when said deviations or defects are not corrected within thirty (30) days after written notice thereof;

          (b) Cessation of construction work prior to the completion of the Tenant Improvements for a continuous period of thirty (30) days or more for causes other than causes beyond the reasonable control of Tenant;

          (c) The filing of any claim of lien against the Premises, the Building, the Land, or any part thereof, in connection with the Tenant Improvements, and the continued maintenance of said claim of lien for a period of thirty (30) days after notice to Tenant thereof without discharge or satisfaction thereof or provision therefor satisfactory to Landlord (at Landlord's sole discretion); or

          (d)  The occurrence of a default by Tenant under the Lease.

     13.  Remedies. In the event of a default by Tenant hereunder, Landlord
          --------
shall thereafter have no further obligation to disburse any portion of the Maximum TI Allowance, unless and until such default is cured. In addition, Landlord shall have the right (but not the obligation) to enter upon the Premises and take over .and complete the construction of the Tenant Improvements, to make disbursements from the Maximum TI Allowance, and to discharge or replace the contractors or subcontractors performing such work. In no event shall Landlord be required to expend its own funds to complete the Tenant Improvements if the Maximum TI Allowance is insufficient. Where substantial deviations from the Final Tenant Improvement Plans have occurred which have not been approved in accordance with Paragraph 5 above, or defective or unworkmanlike labor or materials are being used in construction of the Tenant Improvements, Landlord shall have the right to immediately order stoppage of all construction and demand that such condition be corrected. After issuance of such an order in writing, no further work shall be done on the Tenant Improvements without the prior written consent of Landlord unless and until said condition has been fully corrected, and upon correction, Landlord shall promptly consent to the continuation of construction.

     14.  Evidence of Compliance with Government Regulations. Upon completion of
          --------------------------------------------------
the Tenant Improvements, Tenant shall furnish to Landlord copies of such permits of occupancy as may be required by any public authority having jurisdiction.

     15.  Indemnification. Tenant shall, at Tenant's expense, defend, indemnify,
          ---------------
save and hold Landlord harmless from any and all claims, demands, losses, expenses, damages (general, punitive or otherwise) causes of action (whether legal or equitable in nature) asserted by any person, firm, corporation, governmental body or agency, or entity arising out of the construction of the Tenant Improvements or caused by the use of the Maximum TI Allowance. Tenant shall pay to Landlord upon demand all claims, judgments, damages, losses or expenses (including attorneys' fees) incurred by Landlord as a result of any legal action arising out of the construction of the Tenant Improvements or caused by the use of the Maximum TI Allowance.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.


LANDLORD:                               TENANT:

BORLAND INTERNATIONAL, INC.             UNIDIRECT CORPORATION,
a Delaware corporation                  a California corporation




By: /s/ [SIGNATURE ILLEGIBLE]           By: /s/ [SIGNATURE ILLEGIBLE]
    ---------------------------             ---------------------------

Title: VP Fin. & CFO                    Title: PRESIDENT
       ------------------------                ------------------------

Dated: 8/6/96                           Dated: 7/30/96
       ------------------------                ------------------------

                    FIRST AMENDMENT TO NET LEASE AGREEMENT
                    --------------------------------------

      This First Amendment to Net Lease Agreement ("Amendment") is dated as of February 27, 1997, by and between Borland International, Inc., a Delaware corporation ("Landlord") and UniDirect Corporation, a California corporation ("Tenant").

                                   RECITALS
                                   --------

      A. Landlord and Tenant have entered into Net Lease Agreement dated as of July 29, 1996 (the "Lease") covering that certain space, consisting of approximately sixteen thousand three hundred sixty-five (16,365) rentable square feet, situated in the second floor of that certain building located at 1800 Green Hills Road in the City of Scotts Valley, County of Santa Cruz, State of California (the "Premises").

      B. Pursuant to the terms of Paragraph 43 of the Lease, Landlord has presented to Tenant the terms of a third party offer to lease the balance of available space located on the second floor of the building referred to above. Tenant has exercised its right of first refusal with respect to such space covered by the third party offer. This Amendment sets forth the terms and conditions upon which Landlord will lease to Tenant, and Tenant will lease from Landlord, the balance of the second floor space described below. Upon leasing the balance of the second floor space, Tenant will be leasing the entire second floor of the above-described building, which entire second floor space shall consist of thirty thousand five hundred seventy-six (30,576) rentable square feet.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

      1.  Additional Space.
          ----------------

          (a)  Demise of Additional Space. Pursuant to the terms of Paragraph 43
               --------------------------
of the Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space, consisting of approximately fourteen thousand nine hundred sixty-six (14,966) rentable square feet located adjacent to the Premises and comprising the balance of the available space located on the second floor of the building referred to above (the "Additional Space"). Said Additional Space, together with the original Premises, is shown cross-hatched on Exhibit "A"
                                                               ----------
attached hereto and made a part hereof. The Additional Space includes the break area identified on Exhibit "A" attached hereto. Except to the extent that
                   ----------
such meaning would be clearly inconsistent with the terms of this Amendment, wherever the term "Premises" is used in the Lease, such terms shall include the Additional Space.

          (b)  Term. The term of the Lease with respect to the Additional Space
               ----
shall commence on February 28, 1997 (the "Additional Space Commencement Date") and shall expire (unless earlier terminated in accordance with the terms of the Lease, as amended hereby) on February 27, 2002. In the event Tenant elects, pursuant to Paragraph 3.5 of the Lease, to extend the term of the Lease, such election or elections shall also operate as to extend the term of the Lease as to the Premises and the Additional Space at a
                                                ---
rental as described in Paragraph 4.4 of the Lease.

          (c)  Early Occupancy of Additional Space. Prior to the Additional
               -----------------------------------
Space Commencement Date, Tenant shall have the right, subject to the terms of this subparagraph 1(c), to enter the Premises solely for the purpose of fixturizing the Additional Space and installing furniture, computers and telephones in the Additional Space. Tenant's right of early occupancy with respect to such Additional Space shall subject to all of the terms and conditions of the Lease, as amended hereby, except that Tenant shall not be obligated to pay Rent or Tenant's pro rata share of Common Area Charges (with respect to the Additional Space only) prior to the Additional Space Commencement Date. Tenant agrees that in exercising its right of early occupancy pursuant to the terms described in this subparagraph 1(c), Tenant shall not interfere with Landlord's work described in subparagraph 1(d) below. Tenant agrees to coordinate its fixturizing of the Additional Space and installation of its furniture, computers and telephones in the Additional Space so that the same does not interfere with Landlord's work described in subparagraph 1(d) below.

          (d)  Tenant Improvements By Landlord in Additional Space. Prior to the
               ---------------------------------------------------
February 28, 1997, Landlord shall, at Landlord's sole cost, cure any deferred maintenance items with respect to the Additional Space and place the roof, heating ventilation and air conditioning system, electrical system, lighting, plumbing system and toilet facilities in or with respect to the Additional Space in good condition and repair. In the event of any breach of Landlord's obligations described in the immediately preceding sentence, Tenant shall notify Landlord in writing of such breach not later than thirty (30) days following the Additional Space Commencement Date and such written notice shall state in detail the nature of such breach. In the event of such breach, Landlord shall promptly cure the same at Landlord's cost. In the event Tenant does not give Landlord written notice of any breach of its obligations under the first sentence of this subparagraph 1(d) within thirty (30) days following the Additional Space Commencement Date, then Tenant shall be deemed to have accepted the Premises in their as is condition as of the Additional Space Commencement Date and shall be deemed to have waived any right to claim a breach by Landlord of any of its obligations under the first sentence of this subparagraph 1(d). Except as otherwise provided in this subparagraph 1(d), the parties hereto acknowledge and agree that Landlord shall have no obligation to improve the Additional Space and shall have no obligation to provide any allowance for the cost of construction of any improvements with respect to the Additional Space.

          (e)  Rent. Tenant shall pay to Landlord as monthly rent for the
               ----
Additional Space ("Additional Space Rent"), in advance without offset, deduction or demand, on the first day of each month, commencing on March ??, 1997 and continuing throughout the term of the Lease (until adjusted pursuant to the terms of subparagraph 1(f) below), the sum of Fourteen Thousand Nine Hundred Sixty-six Dollars ($14,966) per month (NNN). Tenant shall have no obligation to pay any Additional Space Rent for the period of February 28, 1997 through March 27, 1997. Additional Space Rent shall be prorated, based on a thirty (30) day month, for any partial month during the term of the Lease following the Additional Space Rent Commencement Date. The Additional Space Rent shall be adjusted pursuant to the terms of subparagraph 1(f) below and also shall be adjusted pursuant to the terms of Paragraph 4.4 in the event Tenant exercises its option(s) to extend the Lease Term as provided in Paragraph 3.5 of the Lease.

          (f)  Cost of Living Adjustments. The Additional Space Rent payable
               --------------------------
hereunder shall be adjusted pursuant to this subparagraph 1(f) every twelve months during the initial term of the Lease with respect to the Additional Space, with the first such adjustment on February 28, 1998, and the Additional Space Rent as adjusted shall be payable monthly pursuant to the terms of subparagraph 1(e) above until the next adjustment under this subparagraph 1(f). As used herein, the term "Adjustment Date" shall mean the date of an Additional Space Rent adjustment under this subparagraph 1(f). As of each Adjustment Date, the Additional Space Rent shall be increased to a sum equal to the product obtained by multiplying the then current Additional Space Rent by a fraction, the numerator of which is the New Index as of the applicable Adjustment Date and the denominator of which is the Initial Index. For the purposes of adjusting the Additional Space Rent as provided in this subparagraph 1(f), the following definitions shall apply:

          (i) INDEX: The Consumer Price Index (all items) for all Urban Consumers as published by the United States Department of Labor, Bureau of Labor Statistics, for the San Francisco/Oakland/San Jose Metropolitan Area (1982-84=100);

          (ii) INITIAL INDEX: In regard to the first adjustment pursuant to this subparagraph 1(f), the Index published for the month nearest but prior to the Additional Space Commencement Date and in regard to all subsequent adjustments, the Index published nearest but prior to the immediately preceding Adjustment Date;

          (c) NEW INDEX: The Index published nearest but prior to the applicable Adjustment Date.

If, at any time when the Additional Space Rent is to be adjusted as provided above, the Index is changed so that the base year differs from the base year used for the Initial Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index is otherwise changed or discontinued during the term of this Lease with respect to the Additional Space, the most nearly comparable official price index of the United States Government (as determined in Landlord's reasonable discretion) shall be used for computing the adjustments to the Additional Space Rent. Anything in this Lease to the contrary notwithstanding, in no event shall the Additional Space Rent following any adjustment pursuant to this subparagraph 1(f) be less than 103% nor greater than 106% of the Additional Space Rent immediately prior to the applicable Adjustment Date.

      2.  Prepaid Rent. Concurrently with the execution of this Amendment,
          ------------
Tenant shall pay to Landlord the sum of Twenty-nine Thousand Nine Hundred Thirty-two Dollars ($29,932), which is to be applied by Landlord to the first and last month's rental due under this Amendment for Additional Space Rent.

     3.  Additional Security Deposit. Concurrently with the execution of this
         ---------------------------
Amendment, Tenant shall pay to Landlord an additional Fourteen Thousand Nine Hundred Sixty-six Dollars ($14,966), which is to be added to the Security Deposit previously delivered to Landlord and applied in accordance with the terms of Paragraph 5 of the original Lease.

     4.  Additional Parking Spaces. Effective as of the Additional Space
         -------------------------
Commencement Date, Paragraph 1.1.3 of the Lease is hereby amended to provide that Tenant shall be entitled to the non-exclusive right to use no more than sixty-two (62) parking spaces within the Common Area.

     5.  Tenant's Percentage Share of Common Area Charges. Effective as of the
         ------------------------------------------------
Additional Space Commencement Date, Tenant's percentage share of Common Area Charges as provided in Paragraph 1.10 of the Lease shall be increased to forty-four and seventy-two one hundredths percent (44.72%). It is understood that the 44.72% share of Common Area Charges referred to above is exclusive of any additional Common Area Charges to be paid by Tenant under its lease with Landlord of certain premises located on the first floor of the building located at 1800 Green Hills Road.

     6.  Landlord Consent to All Alterations in Additional Space. Anything in
         -------------------------------------------------------
the Lease (including, without limitation, the provisions of Paragraph 13.1 of the Lease) to the contrary notwithstanding, Tenant agrees that Tenant shall not make, or permit to be made, any Alterations in, on, about or to the Additional Space, or any part thereof (including, without limitation, non-structural Alterations the cost of which do not exceed $10,000), without the prior written consent of Landlord (which consent shall not be unreasonably withheld). In making any such Alterations, Tenant shall, at its sole cost, obtain and comply with any and all permits or approvals required by any governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. Anything in this Paragraph 6 or in Paragraph 13.1 to the contrary notwithstanding, under no circumstances shall Tenant have the right to alter or change the perimeter office layout of the Additional Space or remove any perimeter office walls within the Additional Space.

     7.  [Intentionally Omitted}.

     8.  Modification of Initial Term of Lease With Respect to Original
         --------------------------------------------------------------
Premises. The parties hereto agree that, the provisions of Paragraphs 1.5, 1.6, and 1.7 of the Lease to the contrary notwithstanding, the initial term of the Lease with respect to the original Premises shall expire, unless sooner terminated or extended pursuant to the terms of the Lease, on February 27, 2002. The initial term of the Lease with respect to the original Premises shall thus be coterminus with the initial term of the Lease with respect to the Additional Space. Solely with respect to the original Premises (not including the Additional Space), the monthly Rent to be paid by Tenant to Landlord from the sixty-first month of the initial Lease Term through February 27, 2002 shall be equal to the product obtained by multiplying (i) the total rentable square footage of the original Premises (not including the Additional Space), (ii) by $1.12 per rentable square foot per month.

     9.   Cross Default. The following provision is hereby added to Paragraph
          -------------
14.1.9 to the Lease:

          "14.1.9   Default by Tenant under any other lease executed by
     Landlord, as lessor, and Tenant, as lessee, with respect to any space let by Tenant in the Building or at 1700 Green Hills Road in Scotts Valley."

     10.  Notices. Paragraph 1.12 of the Lease is hereby amended, in part, to
          -------
provide that notices to Landlord are to be sent to the attention of Paul W. Emery II, CFO, and not to the attention of Robert Kohn, Esq.

     11.  Commissions. Landlord and Tenant each represent and warrant to the
          -----------
other that it has no dealings with any person, firm, broker or finder other than Jeffry S. Nochimson and Donald Reiman of Colliers Parrish International, Inc. ("Colliers Parrish") and Randolph F. Lamb and Kimberly A. Gates of Cornish & Carey Commercial ("Cornish & Carey"), in connection with the negotiation of this Amendment and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than Colliers Parrish and Cornish & Carey is entitled to a commission or finder's fee in connection with the lease of the Additional Space. Landlord agrees to pay Colliers Parrish a brokerage commission in connection with this Amendment pursuant to the terms of a separate written agreement between Landlord and Colliers Parrish. Any brokerage commission or finder's fee payable to Cornish & Carey in connection with this Amendment shall be paid by Colliers Parrish to Cornish & Carey pursuant to a separate agreement between them. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party including any costs, expenses and/or attorneys fees reasonably incurred with respect thereto. The obligation to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of the Lease.

     12.  Original Premises. The parties hereto agree that, from and after
          -----------------
February 28, 1997, the rentable square footage of the original Premises described in Recital A above shall be deemed equal to fifteen thousand six hundred ten (15,610) rentable square feet (and not 16,365 rentable square feet as stated in the original Lease).

     13.  Definitions. Except as otherwise provided herein, the capitalized
          -----------
terms used herein shall have the definitions set forth in the Lease.

     14.  Lease Terms. Except as otherwise modified herein, the terms and
          -----------
conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistency or conflict between the terms of this Amendment and the original Lease, the terms of this Amendment shall control.

     15.  Counterparts. This Amendment may be executed in counterparts, each of
          ------------
which shall be deemed an original, and which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

                              LANDLORD:

                              BORLAND INTERNATIONAL, INC.,
                              a Delaware corporation


                              By: /s/ Paul W. Emery II
                                 ---------------------------------------
                                 Paul W. Emery II, Vice-President
                                 and Chief Financial Officer



                              TENANT:


                              By: /s/ Robert Mason
                                 ---------------------------------------
                              Its: CFO
                                  --------------------------------------

                                   EXHIBIT A


                              [PLAN APPEARS HERE]

                                   EXHIBIT B

                     SECOND AMENDMENT TO NET LEASE AGREEMENT
                     ---------------------------------------


     This Second Amendment to Net Lease Agreement ("Second Amendment") is dated as of April 14, 1998, by and between Borland International, Inc., a Delaware corporation ("Landlord") and UniDirect Corporation, a California corporation ("Tenant").

                                   RECITALS
                                   --------

     A. Landlord and Tenant have entered into Net Lease Agreement dated as of July 29, 1996, as amended by that certain First Amendment to Net Lease Agreement dated as of February 27, 1997 (collectively, the "Lease") covering that certain space, consisting of approximately thirty thousand five hundred seventy-six (30,576) rentable square feet, situated in the second floor of that certain building located at 1800 Green Hills Road in the City of Scotts Valley, County of Santa Cruz, State of California (the "Premises").

     B. Landlord and Tenant also entered into Net Lease Agreement dated as of January 5, 1997 (the "Warehouse Lease") covering that certain space, consisting of approximately three thousand seven hundred forty-four(3,744) rentable square feet, situated in the first floor of that certain building located at 1800 Green Hills Road in the City Of Scotts Valley, County Of Santa Cruz, State of California (the "Warehouse Premises"). The term of the Warehouse Lease expires on May 20, 1998.

     C. Pursuant to the terms of Paragraph 43 of the Lease, Landlord has presented to Tenant the terms of a third party offer to lease certain space, consisting of approximately eight thousand nine hundred eighty (8,980) rentable square feet located on the first floor of the building referred to above. Tenant has exercised its right of first refusal with respect to such space covered by the third party offer. This Second Amendment sets forth the terms and conditions upon which Landlord will lease to Tenant, and Tenant will lease from Landlord, the first floor space described below. Upon leasing the first floor space, Tenant will be leasing the entire second floor of the above-described building, consisting of approximately thirty thousand five hundred seventy-six (30,576) rentable square feet, and a portion of the first floor of the above-described building, consisting of approximately eight thousand nine hundred eighty (8,980) rentab1e square feet.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

     1.  First Floor Additional Space.
         ----------------------------

         (a) Demise of First Floor Additional Space. Pursuant to the terms of
             --------------------------------------
Paragraph 43 of the Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space, consisting of approximately eight thousand nine hundred eighty (8,980) rentable square feet located on the first floor of the building referred to above (the "First Floor Additional Space"). Said First Floor Additional Space is shown cross-hatched on Exhibit "A" attached
                                                            ----------
hereto and made a part hereof. Except to the extent that such meaning would be clearly inconsistent with the terms of this Second Amendment, wherever the term "Premises" is used in the Lease, such terms shall include the First Floor Additional Space.

         (b)  Term. The term of the Lease with respect to the First Floor
              ----
Additional Space ("First Floor Additional Space Lease Term") shall commence on June 20, 1998 ("First Floor Additional Space Commencement Date") and shall expire (unless earlier terminated in accordance with the terms of the Lease, as amended) on June 19, 2003. Landlord hereby grants to Tenant two (2) options to extend the First Floor Additional Space Lease Term for consecutive periods of three (3) years each, upon the same terms and conditions as those pertaining to the Extended Term (as defined in Paragraph 3.5 of the original Lease), such terms and conditions being contained in subparagraphs 3.5.1 through and including 3.5.4 of the original Lease. In the event Tenant e1ects, pursuant to this Paragraph 1(b), to extend the First Floor Additional Space Lease Term, such election or elections shall operate at a rental as described in Paragraph 4.4 of the original Lease; it being understood and agreed that the monthly Rent payable by Tenant with respect to the First Floor Additional Space during any extended term referred to in this Paragraph 1(b) shall in no event be lower than the monthly Rent payable immediately prior to the applicable extended term with respect to such First Floor Additional Space. Such election or elections by Tenant to extend the First Floor Additional Space Lease Term shall not operate to extend the term of the original Lease, as amended by the First Amendment to Net Lease Agreement dated as of February 27, 1997 (the "First Amendment"), as to the second floor space leased by Tenant in the building located at 1800 Green Hills Road, Scotts Valley.

         (c)  Early Occupancy of First Floor Additional Space. as of May 20,
              -----------------------------------------------
1998 Tenant shall have the right, subject to the terms of this subparagraph 1(c), to enter the First Floor Additional Space sole1y for the purpose of fixturizing the First Floor Additional Space and installing furniture, computers and telephones in the First Floor Additional Space. Tenant's right of early occupancy with respect to such First Floor Additional Space shall be subject to all of the terms and conditions of the Lease, as amended, except that Tenant shall not be obligated to pay Rent or Tenant's pro rata share of Common Area Charges (with respect to the First Floor Additional Space only) prior to the First Floor Additional Space Commencement Date. Tenant agree that in exercising its right of early occupancy pursuant to the terms described in this subparagraph 1(c), Tenant shall not interfere with landlord's work described in subparagraph 1(d) below. Tenant agrees to coordinate its fixturizing of the First Floor Additional Space and installation of its furniture, computers and telephones in the First Floor Additional Space so that the same does not interfere with Landlord's work described in subparagraph 1(d) below.

          (d)  Tenant Improvements By Landlord in First Floor Additional Space.
               ---------------------------------------------------------------
Prior to the First Floor Additional Space Commencement Date, Landlord shall, at Landlord's sole cost, place the roof, heating ventilation and air conditioning system, electrical system, lighting, plumbing system, fire protection system and ceiling tiles in or with respect to the First Floor Additional Space in good condition and repair. In the event of any breach of Landlord's obligations described in the immediately preceding sentence, Tenant shall notify Landlord in writing of such breach not later than thirty (30) days following the First Floor Additional Space Commencement Date and such written notice shall state in detail the nature of such breach. In the event of such breach, Landlord shall promptly cure the same at Landlord's cost. In the event

Tenant does not give Landlord written notice of any breach of its obligations under the first sentence of this subparagraph 1(d) within thirty (30) days fol1owing the First Floor Additional Space Commencement Date, then Tenant shall be deemed to have accepted the First Floor Additional Space in its "as is" condition as of the First Floor Additional Space Commencement Date and shall be deemed to have waived any right to claim a breach by Landlord of any of its obligations under the first sentence of this subparagraph 1(d). Except as otherwise provided in this subparagraph 1(d), the parties hereto acknowledge and agree that Tenant shall accept the First Floor Additiona1 Space in its "as is" condition, "with all faults," and landlord shall have no obligation to improve the First Floor Additional Space and shall have no obligation to provide any allowance for the cost of construction of any improvements with respect to the First Floor Additional Space.

          (e)  Rent. Tenant shall pay to Landlord as monthly rent for the First
               ----
Floor Additional Space ("First Floor Additional Space Rent"), in advance, without offset, deduction or demand, on the first day of each month, commencing on June 15, 1998 and continuing throughout the First Floor Additional Space Lease Term (until adjusted pursuant to the terms of subparagraph 1(f) below), the sum of Ten Thousand Seven Hundred Seventy-six Dollars ($10,776) per month (NNN), Tenant shall have no obligation to pay any First Floor Additional Space Rent for the period of May 20, 1998 through June 19, 1998. First Floor Additional Space Rent shall be prorated, based on a thirty (30) day month, for any partial month during the First Floor Additional Space Lease Term following the First Floor Additional Space Commencement Date. The First Floor Additional Space Rent shall be adjusted pursuant to the terms of subparagraph 1(f) below and also shall be adjusted pursuant to the terms of paragraph 4.4 of the Lease, as amended, in the event Tenant exercises its option(s) to extend the First Floor Additional Space Lease Term as provided in subparagraph 1(b) above.

          (f)  Cost of Living Adjustments. The First Floor Additional Space Rent
               --------------------------
payable hereunder shall be adjusted pursuant to this subparagraph 1(f) every twelve months during the initial First Floor Additional Space Lease Term with respect to the First Floor Additional Space, with the first such adjustment on June 20, 1999, and the First Floor Additional Space Rent as adjusted shall be payable monthly pursuant to the terms of subparagraph 1(e) above until the next adjustment under this subparagraph 1(f). As used in this Second Amendment, the term "Adjustment Date" shall mean, solely with respect to the First Floor Additional Space, the date of a First Floor Additional Space Rent adjustment under this subparagraph 1(f). As of each Adjustment Date, the First Floor Additional Space Rent shall be increased to a sum equal to the product obtained by multiplying the then current First Floor Additional Space Rent by a fraction, the numerator of which is the New Index as of the applicable Adjustment Date and the denominator of which is the Initial Index. For the purposes of adjusting the First Floor Additional Space Rent as provided in this subparagraph 1(f), the following definitions shall apply:

          (i) INDEX: The Consumer Price Index (all items) for all Urban Consumers as published by the United States Department of Labor, Bureau of Labor Statistics, for the San Francisco/Oakland/San Jose Metropolitan Area (l982-84=100);

          (ii) INITIAL INDEX: In regard to the first adjustment pursuant to this subparagraph 1(f), the Index published for the month nearest but prior to the First Floor Additional Space Commencement Date and in regard to all subsequent adjustments, the Index published nearest but prior to the immediately preceding Adjustment Date;

          (c) NEW INDEX The Index published nearest but prior to the applicable Adjustment Date.

If, at any time when the First Floor Additional Space Rent is to be adjusted as provided above, the Index is changed so that the base year differs from the base year used for the Initial Index, the index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index is otherwise changed or discontinued during the initial First Floor Additional Space Lease Term with respect to the First Floor Additional Space, the most nearly comparable official price index of the United States Government (as determined in Landlord's reasonable discretion) shall be used for computing the adjustments to the First Floor Additional Space Rent. Anything in the Lease, as amended, to the contrary notwithstanding, in no event shall the First Floor Additional Space Rent following any adjustment pursuant to this subparagraph 1(f) be greater than 104% of the First Floor Additional Space Rent immediately prior to the applicable Adjustment Date.

     2. Prepaid Rent.  Concurrently with the execution of this Second Amendment,
        -------------
Tenant shall pay to Landlord the sum of Ten Thousand Seven Hundred Seventy-six dollars ($10,776), which is to be applied by Landlord to the first month's rental due under this Second Amendment for the First Floor Additional Space Rent.

     3.  Additional Security Deposit. Concurrently with the execution of this
         ---------------------------
Second Amendment, Tenant shall pay to Landlord an additional sum of Ten Thousand Seven Hundred Seventy-six Dollars ($10,776), which is to be added to the Security Deposit previously delivered to Landlord and applied in accordance with the terms of Paragraph 5 of the Lease.

     4.  Additional Parking Spaces. Effective as of the First Floor Additional
         -------------------------
Space Commencement Date, Paragraph 1.13 of the original Lease (as amended by Paragraph 4 of the First Amendment) are hereby amended to provide that Tenant shall be entitled to the non-exclusive right to use no more than one hundred
(100) parking spaces within the Common Area.

     5.  Tenants Percent Share of Common Area Charges. Effective as of the
         --------------------------------------------
First Floor Additional Space Commencement Date, Tenant's percentage share of Common Area Charges as provided in Paragraph 1.10 of the original Lease (as amended by Paragraph 5 of the First Amendment) shall be increased to fifty-seven and eight hundred twenty-four thousandths percent (57.824%).

     6.  Landlord Consent to all Alterations in First Floor Additional Space.
         -------------------------------------------------------------------
Anything in the Lease, as amended, (including, without limitation, the provisions of Paragraph 13.1 of the original Lease and Paragraph 6 of the First Amendment) to the contrary notwithstanding, Tenant agrees that Tenant shall not make, or permit to be made, any Alterations in, on, about or to the

First Floor Additional Space, or any part thereof (inc1uding, without limitation, non-structural Alterations the cost of which do not exceed $10,000), without the prior written consent of Landlord (which consent shall not be unreasonably withheld). In making any such Alterations, Tenant shall, at its sole cost, obtain and comply with any and all permits or approvals required by any governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. Anything in this Paragraph 6, in Paragraph 13.1 of the original Lease or in Paragraph 6 of the First Amendment to the contrary notwithstanding, under no circumstances shall Tenant have the right to alter or change the perimeter office layout of the First Floor Additional Space or remove any perimeter office walls within the First Floor Additional Space.

     7.  Restoration of Warehouse Premises. Tenant covenants and agrees that,
         ---------------------------------
upon the expiration or earlier termination of the Lease as to the First Floor Additional Space, if Landlord requests the same, Tenant shall, at its sole cost, replace the carpeting that was previously installed in the Warehouse Premises with a grade of carpeting substantially the same as was removed by Tenant and in a color selected by Landlord, and replace the double door that Tenant previously removed from the Warehouse Premises. If such work described in the immediately preceding sentence is requested to be performed by Landlord, then Tenant agrees to retain, Devcon Construction Company, a general contractor, or other contractor acceptable to Landlord in its sole discretion, to perform such work.

     8.  Notices. Paragraph 1.12 of the Lease and Paragraph 10 of the First
         -------
Amendment are hereby amended, in part, to provide that notices to Landlord are to be sent to the attention of James Schmidt, and not to the attention of Paul
W. Emery, II, or Robert Kohn, Esq.

     9.  Commissions. Landlord and Tenant each represent and warrant to the
         -----------
other that it has no dealings with any person, firm, broker or finder other than Colliers Parrish International, Inc. ("Colliers Parrish"), in connection with the negotiation of this Second Amendment and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than Colliers Parrish is entitled to a commission or finder's fee in connection with the lease of the First Floor Additional Space. Landlord agrees to pay Colliers Parrish a brokerage commission in connection with this Second Amendment pursuant to the terms of a separate written agreement between Landlord and Colliers Parrish. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party including any cots, expenses and/or attorneys fees reasonably incurred with respect thereto. The obligation to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of the Lease.

     11.  Definitions.  Except as otherwise provided herein, the capitalized
          -----------
terms used herein shall have the definitions set forth in the Lease.

     12.  Lease Terms.  Except as otherwise modified herein, the terms and
          -----------
conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistency or conflict between the terms of this Second Amendment and the Lease, the terms of this Second Amendment shall control.

     13.  Counterparts.  This Second Amendment may be executed in counterparts,
          ------------
each of which shall be deemed an original, and which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date set forth above.

                                   LANDLORD:

                                   BORLAND INTERNATIONAL, INC.,
                                   a Delaware corporation


                                   By: _________________________

                                   Its:_________________________

                                   By: _________________________

                                   Its:_________________________


                                   TENANT:

                                   UNIDIRECT CORPORATION,
                                   a California corporation


                                   By:  /s/ Robert Mason
                                       -------------------------

                                   Its: CFO
                                        ------------------------

                                  EXHIBIT "A"


                   [MAP OF BUILDING SITE PLAN APPEARS HERE]

                                   EXHIBIT B


             [MAP OF SECOND FLOOR PLAN OF BUILDING D APPEARS HERE]

                    THIRD AMENDMENT TO NET LEASE AGREEMENT
                    --------------------------------------

     This Third Amendment to Net Lease Agreement ("Third Amendment") is dated as of November 15, 1998, by and between INPRISE Corporation, a Delaware corporation (formerly known as Borland International, Inc.) ("Landlord") and Rainmaker Systems, Inc., a California corporation (formerly known as UniDirect Corporation) ("Tenant").

                                   RECITALS
                                   --------

     A. Landlord and Tenant have entered into Net Lease Agreement dated as of July 29, 1996, as amended by that certain First Amendment to Net Lease Agreement dated as of February 27, 1997, as further amended by that certain Second Amendment to Net Lease Agreement dated as of April 14, 1998 (collectively, the "Lease") covering that certain space, consisting of approximately thirty-nine thousand five hundred fifty-six (39,556) rentable square feet, in that certain building located at 1800 Green Hills Road in the City of Scotts Valley, County of Santa Cruz, State of California (the "Building"). Of the 39,556 rentable square feet referred to above, approximately 30,576 rentable square feet is situated in the second floor of the Building (the "Premises") and approximately 8,980 rentable square feet is situated on the first floor of the Building (the "First Floor Additional Space"). The Building referred to above is located in the area shown on the site plan attached hereto as Exhibit A.
                                                   ---------

     B. Landlord and Tenant also entered into Net Lease Agreement dated as of November 5, 1998, covering that certain space, consisting of approximately eleven thousand seven hundred eighteen (11,718) rentable square feet, situated in the first floor of the Building (the "Initial First Floor Refusal Space").

     C. Pursuant to the terms of Paragraph 43 of the Lease, Landlord has presented to Tenant the terms of a third party offer to lease certain space, consisting of approximately fourteen thousand eight hundred forty-eight (14,848) rentable square foot located on the first floor of the Building referred to above. Tenant has exercised its right of first refusal with respect to such space covered by the third party offer plus an additional approximately three thousand ten (3,010) rentable square feet (for a total of seventeen thousand eight hundred fifty-eight (17,858) rentable square feet). This Third Amendment sets forth the terms and conditions upon which Landlord will lease to Tenant, and Tenant will lease from Landlord, the approximately 17,858 rentable square feet on the first floor of the Building as described below. Upon leasing such additional first floor space, Tenant will be leasing the entire Building from Landlord.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

     1.  Final First Floor Refusal Space.
         -------------------------------

         (a)  Demise of Final First Floor Refusal Space. Pursuant to the terms
              -----------------------------------------
of Paragraph 43 of the Lease, Landlord hereby leases to Tenant and Tenant hereby leases from

Landlord that certain space, consisting of approximately seventeen thousand eight hundred fifty-eight (17,858) rentable square feet located on the first floor of the building referred to above (the "Final First Floor Refusal Space"). Said Final First Floor Refusal Space is shown cross-hatched on Exhibit B
                                                               ---------
attached hereto and made a part hereof. Except to the extent that such meaning would be clearly inconsistent with the terms of this Second Amendment, wherever the term "Premises" is used in the Lease, such terms shall include the Final First Floor Refusal Space.

          (b) Term. The term of the Lease with respect to the Final First Floor
              ----
Refusal Space ("Final First Floor Refusal Space Lease Term") shall commence on January 1, 1999 ("Final First Floor Refusal Space Commencement Date") and shall expire (unless earlier terminated in accordance with the terms of the Lease, as amended) on December 31, 2004. Landlord hereby grants to Tenant one (1) option to extend the Final First Floor Refusal Space Lease Term for a period of two (2) years, upon the same terms and conditions as those pertaining to the Extended Term (as defined in Paragraph 3.5 of the original Lease), such terms and conditions being contained in subparagraphs 3.5.1 through and including 3.5.4 of the original Lease. In the event Tenant elects, pursuant to this Paragraph 1(b), to extend the Final First Floor Refusal Space Lease Term, such election or elections shall operate at a rental as described in Paragraph 1(e), as adjusted pursuant to Paragraph 1(f) below. Such election by Tenant to extend the Final First Floor Refusal Space Lease Term shall not operate to extend the term of the Lease as to the Premises or the First Floor Additional Space referred to above or operate to extend the term of the lease covering the Initial First Floor Refusal Space.

          (c) Early Occupancy of Final First Floor Refusal Space. Subject to the
              --------------------------------------------------
terms of this subparagraph 1(c), Tenant shall have the right, prior to the Final First Floor Refusal Space Commencement Date, to enter the Final First Floor Refusal Space solely for the purpose of fixturizing the Final First Floor Refusal Space and installing furniture, computers and telephones in the Final First Floor Refusal Space. Tenant's right of early occupancy with respect to such Final First Floor Refusal shall be subject to all of the terms and conditions of the Lease, as amended, except that Tenant shall not be obligated to pay Rent or Tenant's pro rata share of Common Area Charges (with respect to the Final First Floor Refusal Space only) prior to the Final First Floor Refusal Space Commencement Date.

          (d) "As Is" Condition of Final First Floor Refusal Space. Subject to
              ----------------------------------------------------
the terms of this subparagraph 1(d), Tenant agrees to accept possession of the Final First Floor Refusal Space in its "as is," "where is" condition and with all faults. The preceding to the contrary notwithstanding, Landlord represents to Tenant that as of the Final First Floor Refusal Space Commencement Date, the roof, heating ventilation and air conditioning system, electrical system, lighting, plumbing system, fire protection system and ceiling tiles in or with respect to the Final First Floor Refusal Space (and the parking lot and landscape irrigation in the exterior Common Area around the Building) shall be in good working order and repair. In the event of any breach of Landlord's representations described in the immediately preceding sentence, Tenant shall notify Landlord in writing of such breach not later than thirty (30) days following the Final First Floor Refusal Space Commencement Date and such written notice shall state in detail the nature of such breach. In the event of such breach, Landlord shall promptly cure the same at Landlord's cost. In the event Tenant does not give Landlord written notice of any breach of its representations under the first sentence of this subparagraph 1(d) within thirty (30) days following the Final First Floor Refusal Space Commencement Date, then Tenant shall be deemed to have accepted the Final First Floor Refusal Space in its "as is," "where is," condition and with all faults (subject to the paragraph immediately below) as of the Final First Floor Refusal Space Commencement Date and shall be deemed to have waived any right to claim a breach by Landlord of its representations under the first sentence of this subparagraph 1(d).

     Landlord also represents and warrants that, to the best of its knowledge as of October 26, 1998, the Final First Floor Refusal Space is in compliance with the Title 24 of the California Code of Regulations. In the event of any breach of Landlord's representation set forth in the immediately preceding sentence, Tenant shall promptly notify Landlord in writing of such breach and Landlord shall promptly cure the same at Landlord's cost.

Except as otherwise provided in this subparagraph 1(d), the parties hereto acknowledge and agree that Tenant shall accept the Final First Floor Refusal Space in its "as is," "where is" condition and with all faults, and Landlord shall have no obligation to improve the Final First Floor Refusal Space.

          (e) Rent. Tenant shall pay to Landlord as monthly rent for the Final
              ----
First Floor Refusal Space ("Final First Floor Refusal Space Rent"), in advance, without offset, deduction or demand, on the first day of each month, commencing on January 1, 1999 and continuing throughout the Final First Floor Refusal Space Lease Term, including the two year extension term, if applicable (until adjusted pursuant to the terms of subparagraph 1(f) below), the sum of Twenty-three Thousand Two Hundred Fifteen and 40/100 Dollars ($23,215.40) per month (NNN). Final First Floor Refusal Space Rent shall be prorated, based on a thirty (30) day month, for any partial month during the Final First Floor Refusal Space Lease Term following the Final First Floor Refusal Space Commencement Date. The Final First Floor Refusal Space Rent shall be adjusted pursuant to the terms of subparagraph 1(f) below on each anniversary of the Final First Floor Refusal Space Commencement Date during the Final First Floor Refusal Space Lease Term, as the same may be extended.

          (f) Cost of Living Adjustments. The Final First Floor Refusal Space
              --------------------------
Rent payable hereunder shall be adjusted pursuant to this subparagraph 1(f) every twelve months during the Final First Floor Refusal Space Lease Term, as the same may be extended, with respect to the Final First Floor Refusal Space, with the first such adjustment on January 1, 2000, and the Final First Floor Refusal Space Rent as adjusted shall be payable monthly pursuant to the terms of subparagraph 1(e) above until the next adjustment under this subparagraph 1(f). As used in this Third Amendment, the term "Adjustment Date" shall mean, solely with respect to the Final First Floor Refusal Space, the date of a Final First Floor Refusal Space Rent adjustment under this subparagraph 1(f). As of each Adjustment Date, the Final First Floor Refusal Space Rent shall be increased to a sum equal to the product obtained by multiplying the then current Final First Floor Refusal Space Rent by a fraction, the numerator of which is the New Index as of the applicable Adjustment Date and the denominator of which is the Initial Index. For the purposes of adjusting the Final First Floor Refusal Space Rent as provided in this subparagraph 1(f), the following definitions shall apply:

          (i) INDEX: The Consumer Price Index (all items) for all Urban Consumers as published by the United States Department of Labor, Bureau of Labor Statistics, for the San Francisco/Oakland/San Jose Metropolitan Area (1982-84=100);

          (ii) INITIAL INDEX: In regard to the first adjustment pursuant to this subparagraph 1(f), the Index published for the month nearest but prior to the Final First Floor Refusal Space Commencement Date And in regard to all subsequent adjustments, the Index published nearest but prior to the immediately preceding Adjustment Date;

           (c) NEW INDEX: The Index published nearest but prior to the applicable Adjustment Date.

If, at any time when the Final First Floor Additional Space Rent is to be adjusted as provided above, the Index is changed so that the base year differs from the base year used for the Initial Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index is otherwise changed or discontinued during the Final First Floor Refusal Space Lease Term with respect to the Final First Floor Refusal Space, the most nearly comparable official price index of the United States Government (as determined in Landlord's reasonable discretion) shall be used for computing the adjustments to the Final First Floor Refusal Space Rent. Anything in the Lease, as amended, to the contrary notwithstanding, in no event shall the Final First Floor Refusal Space Rent following any adjustment pursuant to this subparagraph 1(f) be greater than 104% of the Final First Floor Refusal Space Rent immediately prior to the applicable Adjustment Date.

     2.   Prepaid Rent. Concurrently with the execution of this Third Amendment,
          ------------
Tenant shall pay to Landlord the sum of Twenty-three Thousand Two Hundred Fifteen and 40/100 Dollars ($23,215.40), which is to be applied by Landlord to the first month's Final First Floor Refusal Space Rent due under this Third Amendment.

     3.   Additional Security Deposit. Concurrently with the execution of this
          ---------------------------
Third Amendment, Tenant shall pay to Landlord an additional sum of Twenty-three Thousand Two Hundred Fifteen and 40/100 Dollars ($23,215.40), which is to be added to the Security Deposit previously delivered to Landlord and applied in accordance with the terms of Paragraph 5 of the Lease.

     4.   Additional Parking Spaces. During the Final First Floor Refusal Space
          -------------------------
Lease TERM, AS THE same may be amended, Tenant shall be entitled to the non-exclusive right to use an additional sixty-two (62) parking spaces within the Common Area in connection with its lease of the Final First Floor Refusal Space lease Term. Such non-exclusive parking rights shall be on the same terms and conditions as set forth in subparagraph 11.2 of the original Lease.

     5.   Tenant's Percentage Share of Common Area Charges. Tenant's percentage
          ------------------------------------------------
share of Common Area Charges applicable to the Final First Floor Refusal Space shall be equal to twenty-five and eight tenths percent (25.8%). Effective as of the Final First Floor Refusal Space

Commencement Date and for so king as Tenant leases the entire Building, Tenant's percentage share of Common Area Charges under the Lease, as am ended by the First, Second and this Third Amendment thereto, when added to the Tenant's percentage share of Common Area Charges under the lease of the Initial First Floor Refusal Space, shall be equal to one hundred percent (100%). Tenant shall pay its percentage share of Common Area Charges as provided in the immediately two preceding sentences, in accordance with the terms of Paragraph 12 of the Lease.

     6.   Landlord Consent to All Alterations in First Floor Additional Space.
          -------------------------------------------------------------------
Anything in the Lease, as amended, (including, without limitation, the provisions of Paragraph 13.1 of the original Lease and Paragraph 6 of the First Amendment) to the contrary notwithstanding, Tenant agrees that Tenant shall not make, nor permit to be made, any Alterations in, on, about or to the Final First Floor Refusal Space, or any part thereof (including, without limitation, non-structural Alterations the cost of which do not exceed $10,000), without the prior written consent of Landlord (which consent shall not be unreasonably withheld). In making any such Alterations, Tenant shall, at its sole cost, obtain and comply with any and all permits or approvals required by any governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. Anything in this Paragraph 6, in Paragraph 13.1 of the original Lease or in Paragraph 6 of the First Amendment thereto to the contrary notwithstanding, under no circumstances shall Tenant have the right to alter or change the perimeter office layout of the Final First Floor Refusal Space or remove any perimeter office walls within the Final First Floor Refusal Space. Tenant shall be responsible and liable, at its sole cost, for complying with all applicable laws, statutes, ordinances, rules and regulations applicable or related to the construction or installation of any Alterations or leasehold improvements in the Final First Floor Refusal Space.

     7.   Tenant Improvement Allowance. During the Final First Floor Refusal
          ----------------------------
Lease Term, Landlord agrees to contribute, as a tenant improvement allowance, up to Thirty-six Thousand Three Hundred Sixty-five Dollars ($36,365) (the "Final First Floor Allowance") toward the cost of constructing permanent partitions, window, wall and floor coverings, HVAC equipment and wiring, electrical distribution facilities and wiring, lighting and utility fixtures (collectively, "real property interior improvements'). Any costs of real property interior improvements in the Final First Floor Refusal Space in excess of the $36,365 referred to above (and any other costs of constructing or installing leasehold improvements in the Final First Floor Refusal Space) shall be borne by Tenant. Landlord shall not be obligated to make any disbursements of the Final First Floor Allowance to or for the benefit of Tenant unless at the time of each request for disbursement, all of the following conditions are satisfied:

          (a) There shall exist no condition, event nor act which would constitute an event of default hereunder or under the Lease (or under any lease between Landlord and Tenant);

          (b)  The Lease shall be in full force and effect;

          (c) Tenant shall have furnished to Landlord receipted bills and releases of lien rights (in statutory form) covering work done and/or materials furnished in connection with the construction of real property interior improvements in the Final First Floor Refusal Space.

     Tenant may request disbursements from the Final First Floor Allowance not more frequently than once each month. Each request for disbursement shall be accompanied by (i) an itemized statement, in form and content reasonably acceptable to Landlord, (ii) lien releases in statutory form from all persons and entities providing work or materials covered by such statement, and (iii) invoices, vouchers, statements, affidavits and/or other documents in a form reasonably acceptable to Landlord which substantiate and justify the disbursement requested. Landlord shall make disbursements of the Final First Floor Allowance within thirty (30) days after Landlord's receipt of each fully completed disbursement request directly to Tenant or, at Landlord's option, directly to contractors, contractors, laborers or suppliers entitled thereto; provided, however, Landlord reserves the right to subsequently disapprove some or all of the matters disclosed by such disbursement request and to withhold the amounts relating to the disapproved matters from the next succeeding disbursement. Prior to or at the time of each disbursement hereunder for construction costs, Tenant shall deliver to Landlord lien waivers in a form reasonably satisfactory to Landlord from Tenant's prime contractor to whom funds were disbursed under the previous disbursement.

     In addition to the Lease, Tenant agrees to fully pay and discharge all claims for labor done and materials and services furnished in connection with the construction of leasehold improvements in the Final First Floor Refusal Space, to diligently file or procure the filing of a valid Notice of Completion upon completion of construction and within ten (10) days thereafter, to diligently file or procure the filing of a Notice of Cessation upon a cessation of labor on the leasehold improvements for a continuous period of thirty (30) days or more, and to take all other reasonable steps to forestall the assertion of claims of lien against the Final First Floor Refusal Space, or any part thereof or right or interest appurtenant thereto. The provisions of Paragraph 7 above notwithstanding, Tenant acknowledges that no portion of the Final First Floor Allowance shall be disbursed to or for the benefit of Tenant until Landlord has received satisfactory evidence of the release or removal (including removal by appropriate surety bond) of all recorded mechanics' liens and bonded stop notices, the payment or satisfaction of which was covered by any prior disbursement of the Final First Floor Allowance.

     8.   Furniture Rental. Tenant shall also pay to Landlord on the first day
          ----------------
of each month during the initial five year Final First Floor Refusal Space Lease Term (but not including any extension thereof), as Additional Rent, without deduction, offset, prior notice or demand in lawful money of the United States, an amount equal to One Thousand Three Hundred Fifty Dollars ($1,350) ("Monthly Furniture Rental"). The Monthly Furniture Rental shall be paid by Tenant in consideration of Tenant's right to use in the Final First Floor Refusal Space the furniture and furnishings described in Exhibit C attached hereto. Tenant
                                           ---------
agrees to use such furniture and furnishings for the purposes for which they were intended. Tenant acknowledges that Landlord makes no representations or warranties, express or implied, concerning such furniture and furnishings and Tenant accepts possession of the same as of the Final First Floor Refusal Space Commencement Date in its "as-is" "where is" condition and with all faults. At the expiration of the initial Final First Floor Refusal Space Lease Term, provided Tenant is not in default with respect to any Monthly Furniture Rental payments, Landlord shall convey and transfer title to the furniture and furnishings described in Exhibit C to Tenant for no additional consideration,
                         ---------
Tenant shall own such furniture and furnishings and Tenant shall accept the same in its then "as-is," "where is" condition and with all faults. If this Lease terminates prior to the expiration of the initial Final First Floor Refusal Space Lease Term as a result of a default or breach by Tenant, then Tenant agrees to surrender the furniture and furnishings described in Exhibit C to
                                                               ---------
Landlord as of the date the Lease terminates in good condition and repair (ordinary wear and tear excepted) or, alternatively, Tenant may purchase such furniture and furnishings from Landlord by paying to Landlord, within five (5) days following the date the Lease terminates due to Tenant's default, in a lump sum all delinquent Monthly Furniture Rental payments, if any, plus all Monthly Furniture Rental payments that would have been payable from the date the Lease terminates through the expiration of the initial Final First Floor Refusal Space Lease Term.

     9.   Notices. Paragraph 1.12 of the Lease, Paragraph 10 of the First
          -------
Amendment and Paragraph 8 of the Second Amendment are hereby amended, in part, to provide that notices to Landlord are to be sent to the attention of Director of Facilities, and not to the attention of Paul W. Emery, II, Robert Kohn, Esq. or James Schmidt.

     10.  Commissions. Landlord and Tenant each represent and warrant to the
          -----------
other that it has no dealings with any person, firm, broker or finder other than Colliers Parrish International, Inc. ("Colliers Parrish"), in connection with the negotiation of this Third Amendment and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than Colliers Parrish is entitled to a commission or finder's fee in connection with the lease of the Final First Floor Refusal Space. Landlord agrees to pay Colliers Parrish a brokerage commission in connection with this Third Amendment pursuant to the terms of a separate written agreement between Landlord and Colliers Parrish. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party including any costs, expenses and/or attorneys fees reasonably incurred with respect thereto. The obligation to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of the Lease, as amended hereby.

     11.  No Further Expansion Rights. Tenant hereby acknowledges and agrees
          ---------------------------
that it is currently occupying all the Expansion Area (as defined in Paragraph 44 of the Lease) on the second floor of the Building and there is no further right to expand under Paragraph 44 of the Lease. Tenant further acknowledges and agrees that it has no further right to terminate the Lease pursuant to the terms of Paragraph 44 of the Lease.

     12.  Definitions. Except as otherwise provided herein, the capitalized
          -----------
terms used herein shall have the definitions set forth in the Lease.

     13.  Lease Terms. Except as otherwise modified herein, the terms and
          -----------
conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistency or conflict between the terms of this Third Amendment and the Lease, the terms of this Third Amendment shall control.

     14.  Counterparts. This Third Amendment may be executed in counterparts,
          ------------
each of which shall be deemed an original, and which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date set forth above.

                                   LANDLORD:

                                   INPRISE CORPORATION,
                                   a Delaware corporation


                                   By:  /s/ James M. Schmidt
                                        -----------------------------------
                                        James M. Schmidt

                                   Its: Vice President, Human Resources
                                        -----------------------------------

                                   By:  ___________________________________

                                   Its: ___________________________________


                                   TENANT:

                                   RAINMAKER SYSTEMS, INC.,
                                   a California corporation



                                   By:  /s/ Robert Mason
                                        -----------------------------------

                                   Its: CFO
                                        -----------------------------------

                                   By:  ___________________________________

                                   Its: ___________________________________

                                   EXHIBIT A


                              [PLAN APPEARS HERE]

                                   EXHIBIT B


                              [PLAN APPEARS HERE]

                                   EXHIBIT C
                                   ---------

                           FURNITURE AND FURNISHINGS
                           -------------------------

     1. Forty-two (42) existing cubicles with existing desks, storage cabinets and two (2) chairs per cubicle.

     2. Classroom with nine (9) tables and eighteen (18) chairs, the small conference room with a table and six chairs, and the storage room with two (2) tables.

     Note-- Tenant acknowledges that the actual number of existing cubicles, desks, cabinets, chairs and tables referred to above is an estimation made by Landlord that the actual number of such items may vary. Tenant has conducted an inventory of the personal property located in the Final First Floor Refusal Space and accepts the same as of the Final First Floor Refusal Space Commencement Date. There shall be no adjustment (upward or downward) in the Monthly Furniture Rental payments to be paid by Tenant for such furniture and furnishings set forth above in the event it is later determined that the actual number of existing cubicles, desks, cabinets, chairs and tables in the Final First Floor Refusal Space is different from that described in this Exhibit C.

                                      -1-